UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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WOLVERINE WORLD WIDE, INC.

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Wolverine World Wide, Inc.
9341 Courtland Drive, N.E.
Rockford, Michigan 49351

NOTICE OF ANNUAL MEETING

To our Stockholders:

You are invited to attend Wolverine’s Annual Meeting of Stockholders at Wolverine’s headquarters located at 9341 Courtland Drive, N.E., Rockford, Michigan, on Thursday, April 19, 2007, at 10 a.m. local time. At the meeting, we will:

(1)	Elect four directors for three-year terms expiring in 2010.

(2)	Vote on the proposed Amended and Restated Executive Short-Term Incentive Plan (Annual Bonus Plan).

(3)	Vote on the proposed Amended and Restated Executive Long-Term Incentive Plan (3-Year Bonus Plan).

(4)	Vote on ratification of the Audit Committee’s appointment of Ernst & Young LLP as independent auditors for the current fiscal year.

(5)	Conduct such other business as may properly come before the meeting.

You can vote at the meeting and any adjournment of the meeting if you were a stockholder of record on March 1, 2007. A list of stockholders entitled to vote at the meeting will be available for review by Wolverine stockholders at the office of Kenneth A. Grady, Secretary and General Counsel of Wolverine, located at 9341 Courtland Drive, N.E., Rockford, Michigan, during ordinary business hours for the 10-day period before the meeting.

A copy of the Annual Report to Stockholders for the year ended December 30, 2006, is enclosed with this Notice. The following proxy statement and enclosed proxy card are being sent to stockholders on and after March 14, 2007.

By Order of the Board of Directors

Kenneth A. Grady, Secretary and General Counsel

March 14, 2007

Your Vote is Important to Us. Even if You Plan to Attend the Meeting,
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY OR
VOTE BY TELEPHONE OR THE INTERNET.

WOLVERINE WORLD WIDE, INC.
9341 Courtland Drive, N.E.
Rockford, Michigan 49351

ANNUAL MEETING OF STOCKHOLDERS

April 19, 2007

Proxy Statement

This proxy statement and enclosed proxy card are being furnished to you in connection with the solicitation of proxies by the Wolverine Board of Directors for use at the annual meeting. In this proxy statement, “we,” “us,” “our” and “Wolverine” refer to Wolverine World Wide, Inc. and “you” and “your” refer to Wolverine stockholders.

Questions and Answers About the Proxy Materials and Our 2007 Annual Meeting

Q:	Why am I receiving these materials?

A:	Wolverine’s Board of Directors is providing these proxy materials to you in connection with its solicitation of proxies for use at the Wolverine World Wide, Inc. 2007 Annual Meeting of Stockholders, which will take place on April 19, 2007, at Wolverine’s headquarters located at 9341 Courtland Drive, N.E., Rockford, Michigan, at 10:00 a.m. local time. Stockholders are invited to attend the annual meeting and are requested to vote upon the proposals described in this Proxy Statement.

Q:	What information is contained in these materials?

A:	The information included in this Proxy Statement relates to the proposals to be voted upon at the annual meeting, the voting process, the compensation of our directors and named executive officers, and certain other required information. Wolverine’s Annual Report to Stockholders for the year ended December 30, 2006, which includes Wolverine’s audited consolidated financial statements, is included in these proxy materials. Your proxy, which you may use to vote, is also enclosed.

Q:	What proposals will be voted upon at the annual meeting?

A:	There are four proposals scheduled to be voted upon at the annual meeting:

      • election of four directors for three-year terms expiring in 2010;

      • approval of the Amended and Restated Executive Short-Term Incentive Plan (Annual Bonus Plan);

      • approval of the Amended and Restated Executive Long-Term Incentive Plan (3-Year Plan); and

      • ratification of the appointment of Ernst & Young LLP as independent auditors for Wolverine for the current fiscal year.

In addition, such other business as may properly come before the meeting will be considered and voted upon. We are not currently aware of any other matters to be considered and voted upon at the meeting.

Q:	How does Wolverine’s Board of Directors recommend that I vote on the four proposals?

A:	Wolverine’s Board of Directors recommends that you vote your shares “FOR” each of the nominees to the Board of Directors and “FOR” each other proposal discussed in this Proxy Statement.

Q:	Who may vote?

A:	You may vote at the meeting or by proxy if you were a stockholder of record of Wolverine at the close of business on March 1, 2007. Each stockholder is entitled to one vote per share on each matter presented. As of March 1, 2007, there were 55,102,462 shares of Wolverine common stock issued and outstanding (excluding 5,695,187 shares of treasury stock).

Q:	How do I vote before the annual meeting?

A:	Wolverine offers the convenience of voting by mail-in proxy, telephone or the Internet. See the enclosed proxy for voting instructions. If you properly sign and return the proxy in the form we have provided or properly vote by telephone or the Internet, your shares will be voted at the annual meeting and at any adjournment of that meeting.

Q:	What if I return my proxy but do not provide voting instructions?

A:	If you specify a choice, the proxy will be voted as specified. If you return a signed proxy but do not specify a choice, your shares will be voted in favor of the election of all nominees named in this Proxy Statement and in favor of the proposals set forth in this Proxy Statement. In all cases a proxy will be voted in the discretion of the individuals named as proxies on the proxy card with respect to any other matters that may come before the meeting.

Q:	Can I change my mind after I vote?

A:	You may revoke your proxy at any time before it is exercised by delivering written notice of revocation to the Secretary of Wolverine or by attending and voting at the annual meeting.

Q:	How can I vote my shares in person at the annual meeting?

A:	Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to vote in person, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the annual meeting, Wolverine recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in “street name” through a brokerage account or by a bank or other nominee may be voted in person by you if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:	What is the quorum requirement for the annual meeting?

A:	The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the annual meeting is necessary to constitute a quorum. In determining the presence or absence of a quorum for the annual meeting, all shares for which a proxy or vote is received will be counted as present and represented at the meeting, including abstentions and shares represented by a broker vote on any matter.

Q:	What is the voting requirement to approve each of the proposals?

A:	A plurality of the shares voting is required to elect directors. This means that the nominees who receive the most votes will be elected. In counting votes on the election of directors, only votes “for” or “withheld” affect the outcome. Broker non-votes will be counted as not voted and will be deducted from the total shares of which a plurality is required.

Each other matter to be voted upon at the annual meeting will be approved if a majority of the shares present or represented at the meeting and entitled to vote upon the proposal are voted in favor of such matter. In counting votes on each such matter, abstentions will be counted as voted against the matter and broker non-votes will be counted as not voted upon the matter and deducted from the total shares of which a majority is required.

Q:	What are broker non-votes and what effect do they have on the proposals?

A:	Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the election of directors and the ratification of the appointment of Ernst & Young LLP as independent auditors, without instructions from the beneficial owner of those shares.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the annual meeting?

A:	Wolverine will announce preliminary voting results at the annual meeting and publish final results in Wolverine’s quarterly report on Form 10-Q for the second quarter of 2007.

Election of Directors

As recommended by the Governance Committee, the Board of Directors proposes that the following nominees be elected as directors for terms expiring at the 2010 annual meeting:

Jeffrey M. Boromisa
David T. Kollat
David P. Mehney
Timothy J. O’Donovan

All of the nominees are currently directors of Wolverine whose terms will expire at the annual meeting. Each proposed nominee is willing to be elected and serve as a director. However, if a nominee is unable to serve or is otherwise unavailable for election, which is not contemplated, the incumbent Wolverine Board of Directors may or may not select a substitute nominee. If a substitute nominee is selected, your shares will be voted for the substitute nominee (unless you give other instructions). If a substitute nominee is not selected, your shares will be voted for the remaining nominees. Proxies will not be voted for more than four nominees.

Wolverine’s Board of Directors currently consists of 11 directors. Paul D. Schrage is retiring at this year’s annual meeting after ten years of service as a director.

Wolverine’s Amended and Restated Bylaws provide that the Board of Directors is divided into three classes, with each class to be as nearly equal in number as possible. Each class serves a term of office of three years, with the term of one class expiring at the annual meeting in each successive year.

Biographical information for each nominee and each current director who will continue to serve after the annual meeting is presented below. Except as otherwise indicated, all have had the same principal positions and employment for over five years.

Your Board of Directors recommends that you vote FOR each nominee.

Wolverine’s Board of Directors

Nominees for Terms Expiring in 2010

JEFFREY M. BOROMISA (age 52) has been a director since 2006. Mr. Boromisa is Executive Vice President of Kellogg International, President of Asia Pacific and Senior Vice President of Kellogg Company, a leading global cereal, snack and specialty foods company. He has held these positions since 2006. Mr. Boromisa is also a member of Kellogg Company’s Executive Management Committee. From 2004 until 2006, he was Senior Vice President and Chief Financial Officer of Kellogg Company. In 2002, Mr. Boromisa was promoted to Senior Vice President, Corporate Controller and Chief Financial Officer of Kellogg International. Mr. Boromisa served as Vice President and Corporate Controller of Kellogg Company from November 1999 until 2002. In 1997, he was promoted to Vice President — Purchasing of Kellogg North America, and since 1981, has served Kellogg Company in various financial positions.

DAVID T. KOLLAT (age 68) has been a director since 1992. Mr. Kollat is President and Chairman of 22, Inc., a company specializing in research and management consulting for retailers and consumer goods manufacturers. Mr. Kollat is also a director of Limited Brands, Inc.; Big Lots, Inc.; and Select Comfort Corporation.

DAVID P. MEHNEY (age 67) has been a director since 1977. Mr. Mehney is President of The KMW Group, Inc., an importer and distributor of medical products, and distributor of marine products in Michigan.

TIMOTHY J. O’DONOVAN (age 61) has been a director since 1993. Mr. O’Donovan is Chief Executive Officer and Chairman of the Board of Wolverine and has served in that capacity since April 2005. Mr. O’Donovan served Wolverine as its Chief Executive Officer and President from April 2000 until April 2005. Before April 2000, Mr. O’Donovan was Chief Operating Officer and President of Wolverine since 1996. Before 1996, Mr. O’Donovan was Executive Vice President of Wolverine. Mr. O’Donovan is also a director of Spartan Stores, Inc. and Kaydon Corporation.

Continuing Directors — Terms Expiring in 2009

ALBERTO L. GRIMOLDI (age 65) has been a director since 1994. Mr. Grimoldi is Chairman of Grimoldi, S.A., a shoe manufacturer and retailer in Argentina. He has held that position since 1986. Mr. Grimoldi was previously a member of the Advisory Board of Ford Motor Company in Argentina, and has also held various positions in the Argentinean government.

BRENDA J. LAUDERBACK (age 56) was appointed to the Board of Directors in 2003. From 1995 until her retirement in 1998, Ms. Lauderback was president of the Wholesale and Retail Group of Nine West Group, Inc., a footwear wholesaler and distributor. She was previously the President of the Wholesale Division of U.S. Shoe Corporation, a footwear manufacturer and distributor, and a Vice President of Dayton Hudson Corporation, a retailer. Ms. Lauderback is also a director of Irwin Financial Corporation; Big Lots, Inc.; Denny’s Corporation; and Select Comfort Corporation.

SHIRLEY D. PETERSON (age 65) has been a director since 2005. From 1995 until her retirement in 2000, Ms. Peterson served as President of Hood College of Frederick, Maryland. From 1993 to 1995 she was a partner at the law firm Steptoe & Johnson LLP. She was previously the Commissioner of the Internal Revenue Service and an Assistant Attorney General of the Tax Division for the U.S. Department of Justice. Ms. Peterson is also a director of Federal-Mogul Corporation; The Goodyear Tire & Rubber Company; AK Steel Holding Corporation; Champion Enterprises Inc.; and is a director or trustee of various funds within the DWS Fund Complex. Ms. Peterson also is a trustee of Bryn Mawr College.

Continuing Directors — Terms Expiring in 2008

BLAKE W. KRUEGER (age 53) has been a director since 2006. Mr. Krueger is President and Chief Operating Officer of Wolverine, a position he assumed in October 2005. From 2004 to October 2005, he served as Executive Vice President and Secretary of Wolverine and President of the Heritage Brands Group. From 2003 to 2004, Mr. Krueger served as Executive Vice President and Secretary of Wolverine and President of the Caterpillar Footwear Group. He has also previously served as Executive Vice President, General Counsel and Secretary of Wolverine with various responsibilities including the human resources, retail, business development, accessory licensing, mergers and acquisitions, and legal areas.

PHILLIP D. MATTHEWS (age 68) has been a director since 1981. Mr. Matthews is Lead Director of Wolverine and was Chairman of the Board of Wolverine from 1993 until 1996. Mr. Matthews is also Chairman of Water Pik Technologies, Inc., a developer, manufacturer and marketer of health care products. Mr. Matthews is also a director of Washington Mutual, Inc.

MICHAEL A. VOLKEMA (age 51) has been a director since 2005. Mr. Volkema is Chairman of Herman Miller, Inc., a leading designer and manufacturer of furnishings for the office and home. He has held that position since 2000. Mr. Volkema became President and Chief Executive Officer of Herman Miller in 1995 and held those positions until 2003 and 2004, respectively. Mr. Volkema is also a director of Applebee’s International, Inc.

Board Committees and Meetings

During the 2006 fiscal year, the Board of Directors held five regular meetings. Each of the directors attended 75% or more of the aggregate of the total number of full Board meetings and the total number of meetings of committees on which he or she served (during the periods that he or she served).

The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Executive Committee and the Governance Committee. Members of each committee are appointed by the Board of Directors and the authority, duties and responsibilities of each committee are governed by written charters approved by the Board of Directors.

In addition to regular Board and Committee meetings, Wolverine has regular scheduled executive sessions for non-management directors. Wolverine’s independent Lead Director, Mr. Matthews, presides at all non-management executive sessions. Interested parties may make concerns known to the non-management directors by communicating with Mr. Matthews or with the non-management directors as a group, through one of the Board communication mechanisms described later in this proxy statement under the heading “Corporate Governance Principles — Communication with the Board.”

The table below shows current membership for each of the standing committees:

	Compensation	Executive	Governance
Audit Committee	Committee	Committee	Committee
David T. Kollat*	David T. Kollat	David T. Kollat	Brenda J. Lauderback
Brenda J. Lauderback	Phillip D. Matthews*	Phillip D. Matthews*	David P. Mehney
Phillip D. Matthews	David P. Mehney	Timothy J. O’Donovan	Shirley D. Peterson
Michael A. Volkema	Paul D. Schrage		Paul D. Schrage*

*	Committee Chairman

Below is a description of each of the standing committees.

Audit Committee.  The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and performs the following duties:

•	represents and assists the Board in fulfilling its oversight responsibility regarding Wolverine’s financial reporting and accounting process;

•	appoints, retains, compensates, oversees, evaluates and, if appropriate, terminates the independent auditors;

•	annually reviews the performance, effectiveness, objectivity and independence of the independent auditors and Wolverine’s internal audit function;

•	obtains and reviews the independent auditors’ internal quality control report and other reports required by applicable rules, regulations and standards;

•	assesses auditor independence;

•	establishes procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters;

•	meets to review Wolverine’s financial statements, including disclosures in Management’s Discussion and Analysis of Financial Condition and Results of Operations, that are included in Wolverine’s reports on Form 10-Q and Form 10-K;

•	reviews Wolverine’s policies and systems with respect to risk assessment and risk management and discusses significant risks or exposures with management and the independent auditors;

•	discusses with internal auditors and the independent auditors the overall scope and plans for their respective audits;

•	oversees Wolverine’s legal and regulatory compliance systems;

•	reviews and discusses the adequacy and effectiveness of Wolverine’s internal control over financial reporting and disclosure controls and procedures; and

•	establishes policies and procedures relating to the engagement of the independent auditors, including pre-approval policies and procedures.

Only independent directors may serve on the Audit Committee. Each member of the Audit Committee satisfies the independence standards for such committee members established by the New York Stock Exchange (“NYSE”). The Audit Committee met 11 times in 2006.

Compensation Committee.  The Compensation Committee:

•	assists the Board of Directors in discharging its responsibilities relating to executive compensation and fulfilling its responsibilities relating to Wolverine’s compensation and benefit programs and policies;

•	oversees the overall compensation structure, policies and programs, and assesses whether the compensation structure establishes appropriate incentives;

•	reviews and approves corporate and personal goals and objectives relevant to Chief Executive Officer compensation, evaluates the performance of the Chief Executive Officer in light of these goals and objectives, and, together with the other independent directors, approves the compensation of the Chief Executive Officer based on the evaluation;

•	reviews and approves the compensation of elected corporate officers and other executives, including bonuses and equity compensation; and

•	administers and makes recommendations with respect to Wolverine’s stock option and other equity-based incentive plans; and

•	reviews and discusses with management Wolverine’s Compensation Discussion and Analysis and related disclosures required by the rules of the Securities and Exchange Commission (“SEC”) and recommends to the Board of Directors whether such disclosures should be included in the annual report and proxy statement.

Only independent directors may serve on the Compensation Committee. Each member of the Compensation Committee satisfies the independence standards for such committee members established by NYSE. The Compensation Committee met four times during 2006.

Wolverine has engaged Watson Wyatt for compensation consulting services. Pursuant to the engagement, Watson Wyatt provides comparative compensation data to the Compensation Committee. Watson Wyatt also assists the Compensation Committee, as deemed necessary from time to time, in formulating Wolverine’s compensation policies, provides advice to the Compensation Committee concerning specific compensation packages and appropriate levels of executive and Board of Director compensation, provides advice about competitive levels of compensation and reviews and recommends changes in the compensation system and programs of Wolverine.

Executive Committee.  Subject to limitations set forth in the Executive Committee Charter and applicable laws, rules and regulations, the Executive Committee exercises the powers of the Board of Directors during periods between Board meetings with respect to matters that the Chairman of the Board determines must be addressed before the next scheduled meeting of the Board and for which a special meeting of the Board is not practicable. The Executive Committee did not meet during 2006.

Governance Committee.  The Governance Committee:

•	interviews each potential director nominee and recommends, consistent with criteria approved by the Board, suitable candidates for nomination or appointment to the Board;

•	in conjunction with the Board, establishes qualification standards for Board and committee membership;

•	develops and recommends to the Board an annual self-evaluation process for the Board and its committees and oversees the evaluation process;

•	establishes and recommends director independence guidelines to the Board;

•	reviews and reports on all matters generally relating to corporate governance and develops and recommends to the Board corporate governance guidelines;

•	recommends to the Board key executives to serve as corporate officers of Wolverine; and

•	annually reviews the compensation of directors for service on the Board of Directors and committees and makes recommendations to the Board of Directors regarding such compensation.

In prior years Watson Wyatt assisted the Governance Committee in reviewing the general compensation structure for directors. Watson Wyatt is engaged by Wolverine.

In evaluating the skills and characteristics required of Board members, the Governance Committee addresses issues such as experience, diversity, age and skills in the context of the current make-up of the Board. The Governance Committee will consider candidates for nomination that are recommended by stockholders, directors, officers, third-party search firms and other sources. Stockholders may recommend individual nominees for consideration by the Governance Committee by communicating with the Governance Committee through one of the Board communication mechanisms described under the heading “Corporate Governance Principles — Communication with the Board.” The Board of Directors ultimately determines individuals to be nominated at each annual meeting. Direct stockholder nominations may be made through the procedure described below under the subheading “Stockholder Nominations.” From time to time, the Governance Committee engages third-party search firms to assist with identifying and evaluating potential nominees.

In making nominee recommendations to the Board, the Governance Committee considers a potential nominee’s ability, judgment and personal and professional integrity. The Governance Committee seeks nominees who are likely to be most effective, in conjunction with other nominees and Board members, in collectively serving the long-term interests of the stockholders.

Only independent directors may serve on the Governance Committee. Each member of the Governance Committee satisfies the independence standards for such committee members established by NYSE. The Governance Committee met five times during 2006.

Stockholder Nominations

Nominations may be made by a stockholder entitled to vote for the election of directors if, and only if, the stockholder submits advance notice of the proposed nomination to the Secretary of Wolverine and the notice is received by the Secretary of Wolverine not less than 50 nor more than 75 days before the annual meeting.

However, if the first to occur of the notice of the meeting or public disclosure is given or made to stockholders less than 65 days before the annual meeting, the notice of the proposed nomination must be received not later than the close of business on the 15th day after the day on which the notice of the date of the meeting was mailed or the public disclosure was made, whichever occurs first. Each notice submitted by a stockholder must set forth each nominee’s name, age, business address, residence address and principal occupation and employment, the class and number of shares of common stock beneficially owned by each nominee, and any other information concerning each nominee required to be included in a proxy statement soliciting proxies for the election of the nominee under the rules of the SEC. In addition, the notice must state the name, record address and the class and number of shares of common stock beneficially owned by the stockholder submitting the notice. If the chairman of the meeting determines that a nomination was not made in accordance with these procedures, he or she must announce that determination at the meeting and the nomination will be disregarded.

Corporate Governance Principles

Wolverine has developed governance principles to assist the Board in fulfilling its responsibilities to stockholders and to provide a framework for the Board’s oversight responsibilities regarding the management of Wolverine. Wolverine’s governance principles are dynamic and have been developed and revised over a period of many years to reflect changing laws, regulations and best business practices. The governance principles also provide guidance and transparency to management, employees, investors and other stakeholders regarding the Board’s philosophy, high ethical standards, expectations for conducting business, and decision-making processes.

The following is a summary of certain of Wolverine’s policies, charters, guidelines and principles relating to corporate governance and financial reporting. You may access complete current copies of our Code of Conduct & Compliance, Corporate Governance Guidelines, Director Independence Standards, Accounting and Finance Code of Ethics, Audit Committee Charter, Governance Committee Charter, Compensation Committee Charter and Executive Committee Charter at our website, www.wolverineworldwide.com. Each of these is also available in print to any stockholder upon request, and the Director Independence Standards are attached as Appendix A to this Proxy Statement.

Independence

The Board believes that the independence of directors and Board committee members is important to assure that the Board and its committees operate only in the best interests of the stockholders and to avoid any appearance of conflict of interest. For over 13 years, Wolverine has functioned with not more than two active or former management employees as directors. The remainder of the Board’s 9 to 12 directors over this period have been non-management directors. Only two current or former management employees, Wolverine’s Chief Executive Officer and Chairman and its President and Chief Operating Officer, currently serve as directors. Wolverine’s formal Corporate Governance Guidelines require that a substantial majority of the directors be independent.

The Board has determined that the following 8 of its 11 directors meet the director independence standards adopted by the Board and the applicable NYSE standards for independence (including, with respect to audit committee members, the heightened independence criteria applicable to audit committee members under the NYSE and SEC independence standards), have no material relationship with Wolverine, and therefore are independent:

•	Jeffrey M. Boromisa
•	David T. Kollat
•	Brenda J. Lauderback
•	Phillip D. Matthews
•	David P. Mehney*
•	Shirley D. Peterson
•	Paul D. Schrage
•	Michael A. Volkema

Our Board of Directors has adopted categorical Independence Standards, which are attached as Appendix A to this Proxy Statement and which are also available at our website. These Independence Standards comply with and, in some areas, exceed the director independence standards required by NYSE. In summary,

* See the discussion of indirect related party transactions under the caption “Related Matters,” subheading “Certain Relationships and Related Transactions.”

under these standards a director is considered independent only if the director and his or her immediate family members do not have, and generally have not had in the most recent three years, any material relationships with Wolverine, its subsidiaries or affiliates (including certain relationships with Wolverine’s independent auditors). The standards establish thresholds at which such relationships are deemed to be not material. In addition, the Board examines on a case-by-case basis transactions and relationships that are not of a nature addressed by the categorical standards.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that set forth the primary framework of governance principles applicable to Wolverine. The Corporate Governance Guidelines outline the general duties and functions of the Board and management, and set forth general principles regarding Board composition, independence, Board meetings and responsibilities, Board committees, expectations of directors, annual performance evaluations, management succession and ethical expectations.

Stock Ownership Requirements for Directors and Executive Officers

For many years, the Board has believed that directors and management should have a significant financial stake in Wolverine to align their interests with those of the stockholders. For that reason, several years ago the Board adopted formal requirements that directors and executive management own specified amounts of Wolverine stock (including ownership credit for Stock Units allocated to non-employee directors) within five years of their respective election to the Board or appointment as a member of executive management. The ownership requirements are as follows: (i) for directors, five times the current Board retainer, (ii) for the Chief Executive Officer, five times base salary, (iii) for other executive officers, between two and three times base salaries, and (iv) for other executive management, between one and two times base salaries. Some non-employee directors also participate in the Deferred Compensation Plan that allows non-employee directors to convert a portion or all of their cash compensation into stock ownership and all non-employee directors participate in the Deferred Compensation Plan with respect to the annual equity retainer.

Code of Conduct & Compliance

For years, Wolverine and its employees and directors have followed an extensive Code of Conduct & Compliance (“Code”). This comprehensive Code establishes basic guidelines to help employees and directors comply with applicable legal requirements and sets forth Wolverine’s expectations regarding business ethics, integrity, honesty, fairness and keeping commitments. The Code contains Wolverine’s principles and procedures regarding conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Wolverine’s assets, compliance with laws, rules and regulations, engagement criteria for Wolverine’s trading partners, “whistle blower” protection provisions, expectations regarding the integrity of books and records, and guidelines and procedures for many other subjects. Employees are surveyed annually to identify any areas of noncompliance with the Code, and the results of this survey are reported to the Board.

Accounting and Finance Code of Ethics

The Board has adopted an Accounting and Finance Code of Ethics (“Finance Ethics Code”). This is an ethics code focused on the financial reporting process and is intended to protect the interests of all of Wolverine’s constituents, including stockholders, employees, customers and the communities in which Wolverine conducts business. Many of the basic tenets of the Finance Ethics Code have been incorporated for many years in the Code. The Finance Ethics Code is applicable to Wolverine’s Chief Executive Officer, Chief Financial Officer and Corporate Controller and sets forth specific rules of conduct and expectations regarding the financial reporting process, protection of Wolverine’s assets, compliance with rules and regulations and honest and ethical conduct in connection with the financial reporting process and related disclosures. The Finance Ethics Code and the Code are available on the Corporate Governance section of the Investors section of Wolverine’s website at www.wolverineworldwide.com, where Wolverine will post any waiver of these codes for directors or executive officers.

Board Committee Charters

The Board has organized and formed four committees, the Audit Committee, the Compensation Committee, the Executive Committee and the Governance Committee. The Board has approved a committee charter for each committee that contains basic principles regarding the committee’s organization, purpose, authority and responsibilities. The performance of each committee is reviewed annually by committee members and the Board.

Leadership

Since 1993, the Board has operated with an independent Lead Director, who is selected by the independent directors. The duties of the independent Lead Director include: (a) working closely with the Chairman regarding the agenda and scheduling for Board and committee meetings; (b) overseeing information sent to the Board; (c) presiding over executive sessions; (d) serving as a liaison between the Chairman and the independent Directors; (e) presiding over Board meetings in the absence of the Chairman; and (f) being available for consultation and communications with stockholders as appropriate.

Attendance

The Board prides itself on its ability to recruit and retain directors who have a diversity of experience, who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective (in conjunction with the other members of the Board) in collectively serving the long-term interests of the stockholders. Board and committee attendance is central to the proper functioning of the Board of Directors and is a priority. Directors are expected to make every effort to personally attend every Board meeting. Directors are also expected to attend the Annual Meeting of Stockholders in person. All ten then-current directors attended the 2006 annual meeting.

Communication with the Board

Stockholders and interested parties may communicate with members of Wolverine’s Board of Directors through various links provided on the Corporate Governance section of the Investors section of Wolverine’s website at www.wolverineworldwide.com or by sending correspondence to the Board, a specific Board committee or a Board member c/o General Counsel, Wolverine World Wide, Inc., 9341 Courtland Drive, N.E., Rockford, Michigan 49351. Any communications submitted by any of the above means (or the means described below) are received by Wolverine’s General Counsel and forwarded to the appropriate person or persons. Complaints or concerns regarding Wolverine’s financial statements and accounting, auditing, internal control and reporting practices can be reported to the audit committee (including anonymous and confidential submissions) by sending an e-mail to financialconcerns@wwwinc.com or by writing to the audit committee c/o the General Counsel at the above address.

Board and Company Culture

Wolverine’s comprehensive governance guidelines and principles are coupled with a robust, open and effective Board environment that promotes respect, trust and candor, fosters a culture of open dissent and permits each director to express opinions and contribute to the Board process. Directors are expected to have unrestricted access to management and any company information they desire. The participation of Board members and the open exchange of opinions is further encouraged at the Board committee level through the periodic rotation of Board members among its standing committees. This open and candid operating environment is shared by management and the Board and is essential to fully realize the benefits of Wolverine’s formal governance guidelines, principles, charters and policies.

Amended and Restated Short-Term Incentive Plan (Annual Bonus Plan)

To provide incentives and rewards for achievement of annual business unit goals, on February 8, 2007, the Board of Directors adopted, subject to stockholder approval, the Amended and Restated Executive Short-Term Incentive Plan (Annual Bonus Plan) (the “Restated Annual Bonus Plan”). The Restated Annual Bonus Plan would amend and restate the existing Executive Short-Term Incentive Plan (Annual Bonus Plan), which was approved by the stockholders at the 2002 Annual Meeting of Stockholders (the “2002 Annual Plan”).

The Restated Annual Bonus Plan differs from the 2002 Annual Plan in three ways: (a) it would extend the term of the 2002 Annual Plan to the first meeting of stockholders in 2012; (b) it would provide greater flexibility to the Compensation Committee in allowing new employees or an employee who is assigned new duties to participate for a shorter performance period, which would begin on the date the employee assumes his or her new duties; and (c) it would increase the maximum incentive bonus from $1,500,000 to $1,800,000. The term of the 2002 Annual Plan expires at this year’s Annual Meeting of Stockholders unless stockholders approve the extension of the 2002 Annual Plan by approving the Restated Annual Bonus Plan.

The Restated Annual Bonus Plan is designed to provide executive officers, senior corporate and divisional officers and other key employees with the opportunity for bonuses based on the performance of the business unit or units to which the employee is assigned. The Restated Annual Bonus Plan is intended to provide performance-based compensation under Section 162(m) of the Code, as amended, and is interpreted and administered to achieve that purpose. Wolverine intends to continue its established practice of paying annual incentive bonuses to officers and key management employees based on individual performance goals. Participants in the Restated Annual Bonus Plan may also receive cash or other bonuses from Wolverine under other bonus programs, which may or may not qualify for deductibility under Section 162(m) of the Code. No payment under any such other arrangement may be contingent upon failure to satisfy the criteria for payment of an incentive bonus under the Restated Annual Bonus Plan.

The Board of Directors believes that it is in the best interests of Wolverine and its stockholders to provide for a stockholder-approved plan under which annual bonuses paid to its executive officers can qualify for deductibility for federal income tax purposes. Accordingly, Wolverine has structured the Restated Annual Bonus Plan in a manner such that payments under it can satisfy the requirements for “performance-based” compensation within the meaning of Section 162(m) of the Code.

In general, Section 162(m) places a limit on the deductibility for federal income tax purposes of the compensation paid to the named executive officers set forth in the Summary Compensation Table who were employed by Wolverine on the last day of its taxable year. Under Section 162(m), compensation paid to such persons in excess of $1 million in a taxable year is not generally deductible. However, compensation that qualifies as “performance-based” as determined under Section 162(m) does not count against the $1,000,000 limitation. One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the performance goal under which compensation may be paid be disclosed to and approved by Wolverine’s stockholders. For purposes of Section 162(m) the material terms include: (a) the employees eligible to receive compensation; (b) a description of the business criteria on which the performance goal is based; and (c) the maximum amount of compensation that can be paid to an employee under the performance goal. Each of these aspects of the Restated Annual Bonus Plan is discussed below and stockholder approval of the Restated Annual Bonus Plan will be deemed to constitute approval of each of these aspects of the Restated Annual Bonus Plan for purposes of the approval requirements of Section 162(m) of the Code.

The following is a summary of the principal features of the Restated Annual Bonus Plan and is qualified in its entirety by reference to the terms of the Restated Annual Bonus Plan set forth in Appendix B to this Proxy Statement.

The Restated Annual Bonus Plan is effective as of February 8, 2007. Payment of bonuses pursuant to the Restated Annual Bonus Plan for 2007 are contingent upon stockholder approval. In the absence of such approval, the 2002 Annual Plan would terminate without action by the Board of Directors on April 19, 2007.

The Restated Annual Bonus Plan is administered by the Compensation Committee of the Board of Directors (the “Compensation Committee”) or such other committee as the Board designates to administer the Restated Annual Bonus Plan. The Compensation Committee currently consists of four independent members, all of whom are “non-employee directors” as defined in Rule 16b-3 issued under the Securities Exchange Act of 1934 and “outside directors” as defined in the regulations issued under Section 162(m) of the Internal Revenue Code. Except as limited by the Restated Annual Bonus Plan, the Compensation Committee has all of the express and implied powers and duties set forth in the Restated Annual Bonus Plan and has full authority and discretion to interpret the Restated Annual Bonus Plan and to make all other determinations considered necessary or advisable for the administration of the Restated Annual Bonus Plan. The Compensation Committee can adopt such other rules, policies and forms for the administration, interpretation and implementation of the Restated Annual Bonus Plan as it considers advisable. All determinations, interpretations and selections made by the Compensation Committee regarding the Restated Annual Bonus Plan are final and conclusive.

For each fiscal year or part thereof, the Compensation Committee selects the executive officers (currently six persons), senior corporate and divisional officers and other key employees (currently approximately 443 persons) who would be participants for the year. The Compensation Committee can limit the number of executive officers and senior corporate and divisional officers and other key employees who would be participants for a fiscal year or part thereof. Selection as a participant for a fiscal year or part thereof by the Compensation Committee is limited to that fiscal year or part thereof. An individual is a participant for a fiscal year or part thereof only if designated as a participant by the Compensation Committee for such fiscal year or part thereof. The amount of bonus any individual receives under the Restated Annual Bonus Plan depends upon corporate and/or business unit performance for each fiscal year and is not presently determinable for Wolverine’s 2007 fiscal year. The benefits set forth in the table below were paid under the Restated Annual Bonus Plan with respect to fiscal 2006.

Executive Short-Term Incentive Plan

Name and Position	Dollar Value
Timothy J. O’Donovan, Chief Executive Officer and Chairman	$735,087
Stephen L. Gulis, Jr., Executive Vice President, Chief Financial Officer and Treasurer	$249,834
Cheryl L. Johnson, Vice President of Human Resources	$76,778
Blake W. Krueger, President and Chief Operating Officer	$408,000
Nicholas P. Ottenwess, Vice President — Finance	$95,739
James D. Zwiers, President — Hush Puppies U.S. Division	$94,072
Executive Group	$1,659,510
Non-Executive Director Group	$0
Non-Executive Officer Employee Group	$7,288,392

Executive officers, senior corporate and divisional officers and other key employees of Wolverine who are participants in the Restated Annual Bonus Plan may be considered to have an interest in the Restated Annual Bonus Plan.

The Compensation Committee pre-establishes performance goals for each participant in the manner and within the time limits specified below. A target bonus goal is established by the Compensation Committee, expressed as a percentage of the participant’s base salary or a specified dollar amount. The Compensation Committee then establishes incentive bonus levels, expressed as a percentage of the target bonus, that is paid to the participant at specified levels of performance by Wolverine, a subsidiary, division, or profit center. The term incentive bonus, as used in the Restated Annual Bonus Plan, means an annual bonus awarded and paid to a participant for services to Wolverine during a fiscal year or part thereof that is based upon achievement of pre-established financial objectives. The Compensation Committee also establishes any specific conditions under which an incentive bonus could be reduced or forfeited (but not increased).

The incentive bonus levels described above can be expressed as either: (i) a matrix of percentages of the target bonus that would be paid at specified levels of performance; or (ii) a mathematical formula that determines the percentage of the target bonus that would be paid at varying levels of performance.

Under the Restated Annual Bonus Plan, performance of Wolverine and/or its subsidiaries, operating divisions or profit centers is determined by reference to one or more of the following objectively determinable factors, as selected by the Compensation Committee: net earnings, net earnings before taxes, operating income, revenues, net sales, net sales and other operating income, return on sales, return on equity, earnings per share, total stockholder return, economic value added measurements, return on assets, return on invested capital or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, restructuring, or other special charges. These factors could be measured against pre-determined levels or Wolverine’s relative performance when compared to a pre-established peer group.

Payment of an incentive bonus to a participant for a fiscal year or part thereof under the Restated Annual Bonus Plan is entirely contingent upon achievement of the performance levels established by the Compensation Committee. Pursuant to the amendments under the Restated Annual Bonus Plan, all determinations to be made by the Compensation Committee for a performance period are made by the Compensation Committee during the shorter of the first 90 days of such performance period and the period ending on the date on which 25 percent of the performance period has elapsed. An incentive bonus is based solely upon objective criteria, from which an independent third party with knowledge of the facts could determine whether the performance goal or range of goals were met and from that determination could calculate the incentive bonus to be paid. Although the Compensation Committee has authority to exercise reasonable discretion to interpret the Restated Annual Bonus Plan and the criteria it specifies pursuant to the Restated Annual Bonus Plan, it can not amend or waive such criteria after the shorter of the period ending on the 90th day of a performance period or the date on which 25 percent of the performance period has elapsed. The Compensation Committee has no authority or discretion to increase any incentive bonus or to construct, modify or apply the measurement of performance in a manner that would directly or indirectly increase the incentive bonus for any participant for any fiscal year or part thereof above the amount determined by the applicable objective standards established within the time periods described above.

The incentive bonus for each eligible participant for a fiscal year is determined on the basis of the target bonus and performance criteria established by the Compensation Committee for the fiscal year or part thereof. The Compensation Committee determines, and certifies in writing prior to payment of the incentive bonus, that performance for the fiscal year or part thereof satisfied the criteria established by the Compensation Committee for the year. The incentive bonus for any participant for a fiscal year may not, in any event, exceed $1,800,000. The incentive bonus of each participant is paid as soon as feasible following the final determination and certification by the Compensation Committee of the amount payable.

In the event of a termination of the employment prior to the end of a fiscal year, the incentive bonus otherwise payable to a participant for the fiscal year is adjusted as follows. If a participant ceases to be a participant before the end of any fiscal year and more than six months after the beginning of such fiscal year because of death, normal or early retirement under Wolverine’s retirement plan, as then in effect, or total disability under Wolverine’s long-term disability plan, an award is paid to the participant or the participant’s beneficiary after the end of such fiscal year prorated as follows: the award, if any, for such fiscal year is equal to 100% of the incentive bonus that the participant would have received if the participant had been a participant during the entire fiscal year, multiplied by the ratio of the participant’s full months as a participant during that fiscal year to the 12 months in that fiscal year. If an employee ceases to be a participant during any fiscal year, or prior to actual receipt of the award for a previous fiscal year, because of the participant’s termination of employment for any reason other than described above, the participant is not entitled to any award for such fiscal year.

The Board of Directors can terminate the Restated Annual Bonus Plan at any time or can from time to time amend the Restated Annual Bonus Plan as it considers proper and in the best interests of Wolverine. No amendment adopted after the shorter of the period ending on the 90th day of a performance period or the date on which 25 percent of a performance period has elapsed can directly or indirectly increase any incentive bonus for that fiscal year. Except as otherwise provided in the Restated Annual Bonus Plan and the applicable objective criteria established pursuant to the Restated Annual Bonus Plan for determining the amount of any incentive bonus for a fiscal year or part thereof, no incentive bonuses would be payable for the fiscal year in which the Restated Annual Bonus Plan was terminated or, if later, in which the termination was effective.

If the Restated Annual Bonus Plan is approved by Wolverine’s stockholders, the Restated Annual Bonus Plan would terminate as of the date of the first meeting of stockholders occurring in the fifth year following approval (that is, 2012) or any subsequent reapproval. If the Restated Annual Bonus Plan terminates due to lack of approval by the stockholders, no incentive bonus would be awarded under the plan for the fiscal year in which the Restated Annual Bonus Plan terminates.

The vote of the stockholders holding a majority of the shares present in person or represented by proxy and entitled to vote on this proposal is required to approve the Restated Annual Bonus Plan. For purposes of counting votes on this proposal, abstentions will be counted as voted against the proposal. Broker non-votes will not be counted as voted on the proposal and will be deducted from the total shares of which a majority is required.

Your Board of Directors recommends that you vote FOR approval of the Amended and Restated Executive Short-Term Incentive Plan (Annual Bonus Plan).

Amended And Restated Executive Long-Term Incentive Plan
(3-Year Bonus Plan)

To provide incentives and rewards for long-term planning and decision-making and the achievement of long-term corporate performance goals, on February 8, 2007, the Board of Directors adopted, subject to stockholder approval, the Amended and Restated Executive Long-Term Incentive Plan (3-Year Bonus Plan) (the “Restated Long-Term Plan”). The Restated Long-Term Plan would amend and restate the existing Long-Term Incentive Plan (3-Year Bonus Plan) that was approved by the stockholders at the 2002 Annual Meeting of Stockholders (the “LTIP”).

The Restated Long-Term Plan differs from the current LTIP in four ways: (a) it would extend the term of the LTIP to the first meeting of stockholders in 2012; (b) it would provide greater flexibility to the Compensation Committee in allowing new employees or an employee who is assigned new duties to participate for a shorter performance period, which would begin on the date the employee assumes his or her new duties; (c) it would increase the maximum incentive bonus from $1,500,000 to $1,800,000; and (d) it would require the incentive bonus to be paid in cash unless the Compensation Committee determined that the incentive bonus should be paid in a mixture of cash and restricted stock. The LTIP expires at this year’s Annual Meeting of Stockholders unless stockholders approve the extension of the LTIP by approving the Restated Long-Term Plan.

The Restated Long-Term Plan is designed to provide executive officers and key management employees the opportunity for additional compensation based upon the achievement of corporate financial performance goals over a three-year period or part thereof thereof. The primary purposes of the Restated Long-Term Plan are to provide a significant incentive to substantially improve the longer-term financial performance of Wolverine and to foster cooperation among all business units. The target financial performance goals are ambitious in nature and generally require earnings growth that provide a significant challenge to management. The Restated Long-Term Plan provides performance-based compensation under Section 162(m) of the Code and is interpreted and administered to achieve that purpose. Wolverine also intends to continue its established practice of paying incentive bonuses to officers and key management employees based on individual performance goals. Participants in the Restated Long-Term Plan may also receive cash or other bonuses from Wolverine under other bonus programs, which may or may not qualify for deductibility under Section 162(m) of the Code. No payment under any such other arrangement may be contingent upon failure to satisfy the criteria for payment of an incentive bonus under the Restated Long-Term Plan or otherwise designed to provide Restated Long-Term Plan participants all or part of the compensation they would receive under the Restated Long-Term Plan regardless of whether the performance goal under the Restated Long-Term Plan is attained.

The Board of Directors believes that it is in the best interests of Wolverine and its stockholders to provide for a stockholder-approved plan under which long-term incentive compensation paid to its executive officers can qualify for deductibility for federal income tax purposes. Accordingly, Wolverine has structured the Restated Long-Term Plan in a manner such that payments under it can satisfy the requirements for “performance-based” compensation within the meaning of Section 162(m) of the Code. One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the performance goal under which compensation may be paid be disclosed to and approved by Wolverine’s stockholders. For purposes of Section 162(m) the material terms include: (a) the employees eligible to receive compensation; (b) a description of the business criteria on which the performance goal is based; and (c) the maximum amount of compensation that can be paid to an employee under the performance goal. Each of these aspects of the Restated Long-Term Plan is discussed below and stockholder approval of the Restated Long-Term Plan will be deemed to constitute approval of each of these aspects of the Restated Long-Term Plan for purposes of the approval requirements of Section 162(m) of the Code.

The following is a summary of the principal features of the Restated Long-Term Plan and is qualified in its entirety by reference to the terms of the Restated Long-Term Plan as set forth in Appendix C to this Proxy Statement. The Restated Long-Term Plan is effective as of February 8, 2007. If the Restated Long-Term Plan is not approved at the 2007 Annual Stockholder Meeting, then it shall terminate without action by the Board as of April 19, 2007.

The Restated Long Term Plan is administered by the Compensation Committee, or such other committee as the Board designates to administer the Restated Long-Term Plan. The Compensation Committee currently consists of four independent members, all of whom are “non-employee directors” as defined in Rule 16b-3 issued under the Securities Exchange Act and “outside directors” as defined in the regulations issued under Section 162(m) of the Internal Revenue Code. Except as limited by the Restated Long-Term Plan, the Compensation Committee has all of the express and implied powers and duties set forth in the Restated Long-Term Plan and has full authority and discretion to interpret the Restated Long-Term Plan and to make all other determinations considered necessary or advisable for the administration of the Restated Long-Term Plan. The Compensation Committee can adopt such other rules, policies and forms for the administration, interpretation and implementation of the Restated Long-Term Plan as it considers advisable. All determinations, interpretations and selections made by the Compensation Committee regarding the Restated Long-Term Plan are final and conclusive.

The primary concept of the Restated Long-Term Plan is to establish financial performance goals for each overlapping three-year time period or part thereof for Wolverine. Performance periods begin every fiscal year and end three full fiscal years later.

For each three-year period or part thereof, the Compensation Committee selects the executive officers (currently six persons) and other key management employees (currently approximately 31 persons) who would be participants for the three-year period. The Compensation Committee can limit the number of executive officers and key management employees who would be participants for a performance period. Selection as a participant for a three-year period or part thereof by the Compensation Committee is limited to that three-year period or part thereof. An eligible executive officer or key management employee is a participant for a performance period only if designated as a participant by the Compensation Committee for such period. The amount of bonus any individual receives under the Restated Long-Term Plan depends upon corporate performance for each performance period and is not presently determinable for fiscal year 2007. The benefits set forth in the table below were paid under the Restated Long-Term Plan with respect to the 2004 — 2006 performance period.

Executive Long-Term Incentive Plan

Name and Position	Dollar Value
Timothy J. O’Donovan, Chief Executive Officer and Chairman	$623,567
Stephen L. Gulis, Jr., Executive Vice President, Chief Financial Officer and Treasurer	$208,696
Cheryl L. Johnson, Vice President of Human Resources	$22,559
Blake W. Krueger, President and Chief Operating Officer	$248,815
Nicholas P. Ottenwess, Vice President — Finance	$80,325
James D. Zwiers, President — Hush Puppies U.S. Division	$58,442
Executive Group	$1,242,404
Non-Executive Director Group	$0
Non-Executive Officer Employee Group	$1,892,771

Executive officers and other key management employees of Wolverine who are participants in the Restated Long-Term Plan may be considered to have an interest in the Restated Long-Term Plan.

The Compensation Committee pre-establishes performance goals for each participant in the manner and within the time limits specified in the Restated Long-Term Plan. For each participant in each three-year period or part thereof, the Compensation Committee specifies a target bonus goal established by the Compensation Committee, expressed as a specified dollar amount or as a percentage of the participant’s average annual earned salary, and incentive bonus levels, expressed as a percentage of the target bonus, that would be paid to the participant at specified levels of performance. The term incentive bonus, as used in the Restated Long-Term Plan, means a bonus awarded and paid to a participant for services to Wolverine during a three-year period or part thereof that is based upon achievement of pre-established financial objectives by Wolverine. The Compensation Committee can also specify any specific conditions under which an incentive bonus would be reduced or forfeited (but not increased).

The incentive bonus levels described above can be expressed either as (i) a matrix of percentages of the target bonus that would be paid at specified levels of performance; or (ii) a mathematical formula that determines the percentage of the target bonus that would be paid at varying levels of performance.

Under the Restated Long-Term Plan, performance of Wolverine and/or its subsidiaries, operating divisions, or profit centers are determined by reference to one or more of the following objectively determinable factors, as selected by the Compensation Committee: net earnings, net earnings before taxes, operating income, revenues, net sales, net sales and other operating income, return on sales, return on equity, earnings per share, total stockholder return, economic value added measurements, return on assets, return on invested capital or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, restructuring, or other special charges. These factors are measured against pre-determined levels or Wolverine’s relative performance when compared to a pre-established peer group.

Payment of an incentive bonus to a participant for a three-year period or part thereof under the Restated Long-Term Plan is entirely contingent upon the performance goals established by the Compensation Committee, the satisfaction of which is substantially uncertain when established by the Compensation Committee for the three-year period or part thereof.

Pursuant to the amendments under the Restated Long-Term Plan, all determinations to be made by the Compensation Committee for a three-year period or part thereof are made by the Compensation Committee during the shorter of the first 90 days of such performance period and the period ending on the date on which 25 percent of the performance period has elapsed. An incentive bonus is based solely upon objective criteria, from which an independent third party with knowledge of the facts could determine whether the performance goals or range of goals were met and from that determination could calculate the incentive bonus to be paid. Although the Compensation Committee has authority to exercise reasonable discretion to interpret the Restated Long-Term Plan and the criteria it would specify pursuant to the Restated Long-Term Plan, it can not amend or waive such criteria after the shorter of the period ending on the 90th day of a performance period or the date on which 25 percent of the performance period has elapsed. The Compensation Committee has no authority or discretion to increase any incentive bonus or to construct, modify or apply the measurement of performance in a manner that would directly or indirectly increase the incentive bonus for any participant for any three-year period or part thereof above the amount determined by the applicable objective standards established within the time periods described above.

The incentive bonus for each eligible participant for a three-year period or part thereof is determined on the basis of the target bonus and performance criteria established by the Compensation Committee for such performance period. The Compensation Committee determines, and certifies in writing prior to payment of any incentive bonus, that Wolverine’s performance for the three-year period or part thereof satisfied the criteria established by the Compensation Committee for such period.

In the event of a termination of employment prior to the end of a three-year performance period, the incentive bonus otherwise payable to a participant for the three-year period is adjusted as follows. If a participant ceases to be a participant before the end of any three-year period and more than 12 months after the beginning of such 3-year period because of death, normal or early retirement under Wolverine’s retirement plan, as then in effect, or total disability under Wolverine’s long-term disability plan, an award is paid to the participant or the participant’s beneficiary after the end of such three-year period prorated as follows: the award, if any, for such three-year period is equal to 100% of the incentive bonus that the participant would have received if the participant had been a participant during the entire performance period multiplied by the ratio of the participant’s full months as a participant during that performance period to the total number of months in that performance period. The award, if any, would only be made in the form of a cash payout. If an employee ceases to be a participant during any three-year period(s), or prior to actual receipt of the award for a previous period because of the participant’s termination of employment for any reason other than described above, the participant would not be entitled to any award for such three-year period. If a participant continued in Wolverine’s employment but no longer was approved by the Compensation Committee to participate in future three-year periods, the participant would be eligible for a prorated award determined in the same manner set forth above.

Under the Restated Long-Term Plan, the participant would receive his or her incentive bonus in cash as soon as feasible following final determination and certification by the Compensation Committee of the amount payable unless the Compensation Committee determined that the incentive bonus should be paid in a mixture of cash and stock (restricted or unrestricted). If the Committee determined to pay all or part of the incentive bonus using restricted or unrestricted stock, each participant would receive the number of shares of stock equal to the incentive bonus (or part thereof) divided by the market value of Wolverine’s common stock on the date of grant, rounded to the nearest whole share. It is currently the Compensation Committee’s policy to pay 100% of the incentive bonus in cash. The incentive bonus payable to any participant with respect to any three-year period or part thereof may not, in any event, exceed $1,800,000.

The Board of Directors can terminate the Restated Long-Term Plan at any time or can from time to time amend the Restated Long-Term Plan as it considers proper and in the best interests of Wolverine. No amendment adopted after the shorter of the period ending on the 90th day of a performance period or the date on which 25 percent of a performance period has elapsed can directly or indirectly increase the amount of any incentive bonus, or alter the objective criteria in a manner which would increase any incentive bonus, for that three-year period or part thereof. Except as otherwise provided in the Restated Long-Term Plan and the applicable objective criteria established pursuant to the Restated Long-Term Plan for determining the amount of any incentive bonus for a three-year period or part thereof, no incentive bonuses are payable for the three-year period or part thereof in which the Restated Long-Term Plan was terminated or, if later, in which the termination was effective.

If stockholders approve the Restated Long-Term Plan at the 2007 Annual Meeting of Stockholders, the Restated Long-Term Plan would terminate as of the date of the first meeting of the stockholders in the fifth year following approval (that is, 2012) and each subsequent reapproval unless reapproved on or before the termination date.

The vote of the stockholders holding a majority of the shares present in person or represented by proxy and entitled to vote on this proposal is required to approve the Restated Long-Term Plan. For purposes of counting votes on this proposal, abstentions will be counted as voted against the proposal.

Broker non-votes will not be counted as voted on the proposal and will be deducted from the total shares of which a majority is required.

Your Board of Directors recommends that you vote FOR approval of the Amended and Restated Executive Long-Term Incentive Plan (3-Year Bonus Plan).

Ownership of Wolverine Stock

Five Percent Stockholders

The following table sets forth information concerning the number of shares of Wolverine stock held by each entity known to Wolverine to be the beneficial owner of more than five percent of Wolverine’s outstanding shares of common stock:

Five Percent Stockholders

	Amount and Nature of Beneficial
	Ownership of Common Stock
			Shared Voting	Total
Name and Address	Sole Voting	Sole Dispositive	or Dispositive	Beneficial	Percent
of Beneficial Owner	Power	Power	Power	Ownership	of Class
Franklin Resources, Inc.(1)	3,473,220	3,473,220	0	3,473,220	6.3%
One Franklin Parkway San Mateo, California 94403
FMR Corp.(2)	2,120,660	3,454,160	0	3,454,160	6.2%
82 Devonshire Street Boston, Massachusetts 02109
Barclays Global Investors, NA(3)	2,586,065	2,836,058	0	2,836,058	5.1%
45 Fremont Street San Francisco, CA 94105

(1)	Based on information set forth in Schedule 13G filed February 5, 2007. The Schedule 13G indicates that Franklin Resources, Inc. and one or more open- or closed-end investment companies and other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries of Franklin Resources, Inc. beneficially own, in the aggregate, 3,473,220 shares of Wolverine common stock.

(2)	Based on information set forth in Schedule 13G filed February 14, 2007. The Schedule 13G indicates that FMR Corp. and other related persons and entities (some of which are investment advisors or banks) beneficially own, in the aggregate, 3,454,160 shares of Wolverine common stock.

(3)	Based on information set forth in Schedule 13G filed January 23, 2007. The Schedule 13G indicates that Barclays Global Investors, NA and other related entities (some of which are investment advisors or banks) beneficially own, in the aggregate, 2,836,058 shares of Wolverine common stock.

Stock Ownership By Management

The following table sets forth the number of shares of common stock beneficially owned as of March 1, 2007, by each of Wolverine’s directors and nominees for director, each of the named executive officers and all of Wolverine’s directors, nominees for director and executive officers as a group. An asterisk in the column for “Percent of Class” means the individual beneficially owns less than one percent of the common stock:

Stock Ownership By Management

	Amount and Nature of Beneficial
	Ownership of Common Stock(1)
	Sole Voting	Shared Voting		Total
Name of	and Dispositive	or Dispositive	Stock	Beneficial	Percent
Beneficial Owner	Power	Power(2)	Options(3)	Ownership(3)	of Class
Jeffrey M. Boromisa	—	—	7,682	7,682	*
Alberto L. Grimoldi	6,157	—	51,114	57,271	*
Stephen L. Gulis, Jr.	157,413	—	269,544	426,957	*
Cheryl L. Johnson	6,100	—	2,867	8,967	*
David T. Kollat	81,630	—	59,303	140,933	*
Blake W. Krueger	211,772	—	288,016	499,788	*
Brenda J. Lauderback	5,100	—	7,986	13,086	*
Phillip D. Matthews(4)	34,238	—	59,303	93,541	*
David P. Mehney	48,154	49,250	59,303	156,707	*
Timothy J. O’Donovan	452,806	140,202	539,299	1,132,307	2.1%
Nicholas P. Ottenwess	32,203	190	80,940	113,333	*
Shirley D. Peterson	3,000	—	16,549	19,549	*
Paul D. Schrage	29,363	—	59,689	89,052	*
Michael A. Volkema	5,000	—	11,849	16,849	*
James D. Zwiers	33,213	—	27,441	60,654	*
All directors and executive officers as a group	1,109,349	189,642	1,540,885	2,839,876	5.1%

(1)	The numbers of shares stated are based on information provided by each person listed and include shares personally owned of record and shares that, under applicable regulations, are considered to be otherwise beneficially owned.

(2)	These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust or other contract or property right, and shares held by spouses, children or other relatives over whom the listed person may have influence by reason of relationship.

(3)	The numbers in the Stock Options column represent shares that may be acquired within 60 days after March 1, 2007, by the exercise of stock options granted under Wolverine’s various stock option plans. These numbers are also included in the Total Beneficial Ownership column.

(4)	Mr. Matthews pledged 34,238 shares of Wolverine common stock in connection with a post-paid variable forward sale contact entered into on February 15, 2007 with an unaffiliated third party buyer.

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Compensation Committee assists the Board of Directors in discharging its responsibilities relating to executive compensation and in fulfilling its responsibilities relating to Wolverine’s compensation and benefit programs and policies. The Compensation Committee also administers and makes recommendations with respect to Wolverine’s compensation plans and reviews and approves (with input from independent directors in the case of the Chief Executive Officer) the compensation of key senior executives. The Compensation Committee currently consists of four directors, none of whom is a current or former employee of Wolverine or its subsidiaries and all of whom are independent under the standards adopted by the Board of Directors and applicable NYSE standards. The Compensation Committee receives recommendations from the Company’s Chief Executive Officer regarding the compensation of senior executives (other than the Chief Executive Officer).

The Compensation Committee consults with compensation consulting firms as it deems necessary from time to time to: assist the Compensation Committee in formulating Wolverine’s compensation policies; provide advice to the Compensation Committee concerning specific compensation packages and appropriate levels of executive and Board of Director compensation; provide advice about competitive levels of compensation; and review and recommend changes in the compensation system and programs of Wolverine. Wolverine currently engages Watson Wyatt for compensation consulting.

Objectives of the Company’s Compensation Programs

The basic compensation philosophy of the Compensation Committee and Wolverine is to provide competitive salaries and incentives to achieve superior financial performance. Wolverine’s executive compensation policies are designed to achieve four primary objectives:

•	attract and retain well-qualified executives who will lead Wolverine and achieve and inspire superior performance;

•	provide incentives for achievement of specific short-term individual, business unit and corporate goals and to reward attainment of goals at established levels;

•	provide incentives for achievement of longer-term financial goals and to reward attainment of goals at established levels; and

•	align the interests of management with those of the stockholders to encourage achievement of continuing increases in stockholder value.

The Compensation Committee reviews and structures Wolverine’s compensation programs to effectively balance employee salaries with compensation that is performance-based and also to reward annual performance while maintaining a focus on longer-term objectives. The Company believes it serves the needs of its stockholders and key management employees to provide incentives commensurate with individual management responsibilities and past and future contributions to corporate objectives. The mix of compensation elements varies based on an employee’s position and responsibilities.

To maximize stockholder value, the Company believes it is necessary to deliver consistent, long-term sales and earnings growth. Accordingly, the Compensation Committee reviews not only the individual compensation elements, but the mix of individual compensation elements that make up the aggregate compensation and attempts to balance the total compensation package between cash, non-cash, long-term, short-term and currently paid compensation in a way that meets the goals set forth above.

Elements of Compensation

Executive compensation at Wolverine consists primarily of the following elements:

•	base salary and benefits;

•	performance-based compensation, if any, under the Executive Short-Term Incentive Plan (the “Annual Bonus Plan”);

•	amounts paid, if any, as individual-specific bonuses designed to encourage achievement of individual goals;

•	performance-based compensation, if any, under the LTIP;

•	participation in Wolverine’s equity-based incentive plans; and

•	participation in Wolverine’s retirement plans.

These components, individually and in the aggregate, are designed to accomplish one or more of the four compensation objectives described above.

Base Salary

To attract and retain well-qualified executives, the Compensation Committee seeks to establish competitive base salaries. The Compensation Committee determines the base salaries of executives by comparing each executive’s position with similar positions in companies of similar type, size and financial performance. Although some footwear companies are among the companies included in the comparison group, this group is not limited to footwear companies because Wolverine competes for talent with a wide range of corporations. The Company’s current comparison group includes: Jones Apparel Group, Inc.; Brown Shoe Company, Inc.; The Timberland Company; Genesco, Inc.; Columbia Sportswear Company; Skechers U.S.A., Inc.; The Stride Rite Corp.; Kenneth Cole Productions, Inc.; K-Swiss Inc.; Steven Madden, Ltd.; Rocky Brands, Inc.; Deckers Outdoor Corporation; and Weyco Group, Inc. (the “Peer Group”). In general, the Compensation Committee has targeted salaries to be at the median to slightly below the median percentile of base salaries paid for comparable positions within the Peer Group. Other factors considered by the Compensation Committee are the executive’s performance, the executive’s current compensation, the executive’s responsibilities and Wolverine’s or the applicable business unit’s performance (determined by reference to pre-tax levels of profit and levels of sales).

Although the Compensation Committee does not give specific weight to any particular factor, the most weight is given to the executive’s performance (in determining whether to adjust above or below the current salary level), and a significant but lesser weight is generally given to the comparative data. In general, base salaries for Wolverine’s executive officers during 2006 were near the median of salaries paid by companies included in the Peer Group. The 2006 average base salary of executive officers increased over the previous year’s level as a result of a combination of factors, including improved individual performance, improved or continued high-level performance by Wolverine, promotions and increased responsibilities.

Annual Incentive Bonus

The Annual Bonus Plan is designed to provide key employees with the opportunity for bonuses based on the performance of Wolverine and/or the performance of its subsidiaries, operating divisions or profit centers. Stockholders most recently approved the Annual Bonus Plan at the 2002 Annual Meeting of Stockholders and are being asked to vote upon approval of an amended and restated Annual Bonus Plan, as more fully described above, at this year’s Annual Meeting of Stockholders. The Annual Bonus Plan continues the annual bonus policy that Wolverine has used for many years. A target bonus goal (the “target bonus”), expressed as a percentage of the participant’s base salary, is established by the Compensation Committee. The Compensation Committee then establishes “incentive bonus” levels, expressed as a percentage of the target bonus, that are paid to the participant at specified levels of performance by Wolverine, the subsidiary, operating division or profit center.

“Incentive bonus” as used in the Annual Bonus Plan means an annual performance bonus awarded and paid to a participant for services to Wolverine during a fiscal year that is based upon achievement of pre-established financial objectives of Wolverine or a subsidiary, operating division or profit center. The incentive bonus levels may be expressed as either: (i) a matrix of percentages of the target bonus that would be paid at specified levels of performance; or (ii) a mathematical formula that determines the percentage of the target bonus that would be paid at varying levels of performance.

Performance of Wolverine and/or its subsidiaries, operating divisions or profit centers is determined by reference to one or more of the following (collectively, the “Performance Factors”): net earnings; net earnings before taxes; operating income; revenues; net sales; net sales and other operating income; return on sales; return on equity; earnings per share; total stockholder return; economic value added measurements; return on assets; return on invested capital; or any of the foregoing before or after the effect of acquisitions, divestitures, accounting changes, restructuring or other special charges or extraordinary items.

These factors may be measured against pre-determined levels or Wolverine’s relative performance when compared to a pre-established peer group. Payment of an incentive bonus to a participant for a fiscal year under the Annual Bonus Plan is entirely contingent upon achievement of the performance levels established by the Compensation Committee. All determinations to be made by the Compensation Committee for a fiscal year are made during the first 90 days of each fiscal year.

The two primary measures of corporate and divisional performance in 2006 were pre-tax profits and sales, with approximately 80% of participants’ target amounts weighted on pre-tax profits. The Compensation Committee determined that this weighting reflected Wolverine’s goal to grow sales, but not at the expense of profits and shareholder return. Performance objectives for 2006 under the Annual Bonus Plan were in line with the Company’s stated long-term goals for revenue growth at the mid- to upper-single digit level and earnings growth at one and one half times revenue growth, with the threshold payout targeted at the low end of the range and the maximum payout targeted at the high end of the range. During fiscal 2006, the named executive officers were generally targeted to receive from 20% to 48% of their annual salaries in annual bonus compensation, which was determined to be competitive in the marketplace for similar positions and responsibilities. For executive officers, actual payouts, if any, could range from 50% to 213% of the target percentage, based on performance. In determining these percentages, the Compensation Committee considered each named executive officer’s position, competitive incentives and the executive’s aggregate incentive compensation potential under all of Wolverine’s plans. The percentage of total compensation represented by annual bonuses is generally higher for more senior executives to reflect their greater influence on profits and sales and to put a larger percentage of their total potential cash compensation “at risk.” Accordingly, Mr. O’Donovan is at the top end of the range.

For 2006, Wolverine’s corporate sales performance and corporate pre-tax profit performance exceeded maximum performance goals. Accordingly, named executive officers received bonuses related to corporate performance under the Annual Bonus Plan at maximum levels.

The Annual Bonus Plan closely links the bonus opportunity for key employees to the performance of the specific divisions and operations over which they have substantial control and ability to impact results. This structure provides clear incentives and line-of-sight management to drive operational performance and divisional achievements on an annual basis. This complements the approach of the LTIP described below, which is focused on Wolverine’s long-term achievements in earnings-per-share and total stockholder return.

Discretionary Bonus

In addition to performance-based compensation based on corporate and/or divisional performance pursuant to the Annual Bonus Plan, Wolverine generally pays annual incentive bonuses to employees based on individual performance goals. Bonuses based on individual performance are paid on a discretionary basis based on achievement of pre-established personal goals, which may include executing strategies to support Wolverine’s vision, developing people, supporting social and environmental responsibility and driving operational excellence. The performance bonus for the Chief Executive Officer is paid only after the review and approval of the Compensation Committee. No discretionary bonuses are paid to executive officers if Wolverine (or the applicable division) does not achieve its threshold goal under the Annual Bonus Plan. During 2006, discretionary bonuses for named executive officers participating in this plan were generally targeted at 5% to 12% of annual salaries depending upon the named executive officer’s level of responsibility, the achievement of threshold sales and earnings requirements and actual graded performance against pre-established personal objectives. Because Wolverine exceeded its corporate threshold sales and earnings goals under the Annual Bonus Plan for fiscal 2006, discretionary bonus payments were made to Wolverine’s executive officers for this period based upon achievement of individual performance goals.

Long-Term Incentive Plan (3-Year Bonus Plan)

The LTIP provides the opportunity for performance-based compensation based upon the achievement of company financial performance goals over a three-year period. Stockholders most recently approved the LTIP at the 2002 Annual Meeting of Stockholders and are being asked to vote upon approval of an amended and restated Long-Term Plan, as more fully described above, at this year’s Annual Meeting of Stockholders. The primary purposes of the LTIP are to provide significant incentive and to foster cooperation among all business units so the long-term earnings performance of Wolverine and total stockholder return is substantially improved. The primary concept of the LTIP is to establish financial performance goals for each three-year time period for Wolverine. New performance periods begin each fiscal year and end three full fiscal years later.

Awards under the LTIP are based on a percentage of average annual earned salary during the three-year period. For each participant in each three-year period, the Compensation Committee specifies a target bonus goal (the “target bonus”), expressed as a specified dollar amount or as a percentage of the participant’s average annual earned salary, and “incentive bonus” levels, expressed as a percentage of the target bonus, that will be paid to the participant at specified levels of performance. “Incentive bonus” as used in the LTIP means a bonus awarded and paid to a participant for services to Wolverine during a three-year period, which bonus is based upon achievement of previously-established financial objectives by Wolverine. The incentive bonus levels may be expressed as either: (i) a matrix of percentages of the target bonus that will be paid at specified levels of performance; or (ii) a mathematical formula that determines the percentage of the target bonus that will be paid at varying levels of performance.

Performance is determined by reference to one or more of the Performance Factors listed above. These factors may be measured against pre-determined levels or Wolverine’s relative performance when compared to the Peer Group. If the minimum three-year targeted goal is not achieved, no bonus will be paid. For the 2006-2008 performance period, named executive officers are targeted to receive long-term bonus compensation in amounts that range from 25% to 60% of their average annual earned base salaries. In determining the percentages, the Compensation Committee considered the factors discussed above in connection with the Annual Bonus Plan and each named executive officer’s capacity to affect the long-term performance of Wolverine. Actual payouts, if any, range from 50% to 200% of target.

For the 2004-2006 performance period, performance was determined 50% by reference to Wolverine’s earnings per share (“EPS”) and 50% by reference to total stockholder return (“TSR”) compared to the Peer Group. The Compensation Committee believes it is important to provide a reward and incentive for increasing EPS, but also believes that such reward must be gauged against and superior to the results achieved by the Peer Group. Performance objectives for the 2004-2006 performance period under the LTIP relating to relative total shareholder return against the Peer Group requires a ranking of 7th in total shareholder return among the Peer Group to achieve a threshold payment and requires a ranking of 1st to achieve maximum payment, with prorated payment for rankings between 1st and 7th. A ranking of 8th or lower is below threshold and no credit is received with respect to the total shareholder return under the LTIP. EPS performance objectives for the 2004-2006 period require EPS growth at rates greater than historical EPS growth in equity markets to achieve maximum payment levels, with EPS growth at mid-single-digit levels required to meet threshold levels of payments. EPS performance was at the maximum level and TSR performance was at the target level for the 2004-2006 performance period under the LTIP. Based on EPS and TSR performance, Wolverine paid cash incentive bonuses with respect to the three-year performance period ended December 30, 2006, between target and maximum levels.

Equity-Based Incentive Plans

Awards under Wolverine’s stock option and restricted stock plans are designed to:

•	more closely align executive and stockholder interests;

•	reward executives and other key employees for building stockholder value; and

•	encourage long-term investment in Wolverine by participating executives.

The Compensation Committee believes that stock ownership by management has been demonstrated to be beneficial to all stockholders and stock incentives have been granted by Wolverine to executives and other key employees pursuant to various equity-based plans for several decades. The Compensation Committee administers all aspects of these plans and determines the amount of and terms applicable to any award under these plans.

In determining the number of shares of restricted stock and/or the number of options to be awarded to executives in 2006, the Compensation Committee took into consideration the executive’s level of responsibility and compensation practices of the companies within the Peer Group. The Compensation Committee also considers the recommendations of management (except for awards to the Chief Executive Officer), the individual performance of the executive and the number of shares previously awarded to the executive. The Compensation Committee has reviewed the mix of restricted stock and stock options and believes the mix is appropriate based on the retentive nature of restricted stock and the incentive nature of stock options. As a general practice, both the number of shares granted and their proportion relative to the total number of shares granted increase in some proportion to increases in each executive’s responsibilities. Accordingly, Mr. O’Donovan generally receives a greater amount of stock options and restricted stock than the other named executive officers.

The Compensation Committee also maintains stock ownership guidelines that apply to all executive management and require, within certain time periods, ownership in amounts from one to five times the executive’s base salary. The Compensation Committee believes that these ownership guidelines bolster the goal of aligning management’s interests with stockholders’ interests under Wolverine’s restricted stock plans by requiring continued levels of ownership of Wolverine stock even after restrictions on the sale of stock lapse. The Company’s policy has been to not allow hedging by Company officers.

Wolverine generally awards stock options and restricted stock in February of each year at the Compensation Committee’s regularly schedule meeting.

Restricted Stock

Under Wolverine’s plans that provide for awards of restricted stock, all of which have been previously approved by the stockholders, the Compensation Committee may grant shares of restricted stock to executives and other key employees. These shares are subject to certain restrictions that generally lapse over a period of five years from the date of grant. This vesting schedule encourages retention and long-term investment in Wolverine by participating executives.

Stock Options

The Compensation Committee administers Wolverine’s stock option plans (all of which have been previously approved by stockholders) and also has authority to determine the individuals to whom and the terms upon which options are granted, the number of shares subject to each option and the form of consideration payable upon the exercise of an option. The Chief Executive Officer makes recommendations of stock option grants (other than for himself), which the Compensation Committee then considers. The Compensation Committee takes final action on the amount, timing, price and other terms of all options granted to employees of Wolverine. The Compensation Committee grants both incentive stock options and nonqualified options within the meaning of the Internal Revenue Code. Under the terms and conditions of all the plans other than 2001, 2003 and 2005 plans, the Compensation Committee may grant nonqualified options with an exercise price above or below the market price on the date of grant. The 2001, 2003 and 2005 plans require that all options have an exercise price equal to or greater than the market value of Wolverine’s common stock on the date of grant. Virtually all stock options granted under all of Wolverine’s plans have had an exercise price equal to the market value of common stock on the date of grant.

Stock options are generally granted for a term of 10 years. All stock options permit the exercise price to be paid by delivery of cash, and the Compensation Committee has also approved the payment of the exercise price by surrendering shares of common stock in certain circumstances.

Primarily to reduce non-cash compensation expense that Wolverine would have had to record in future fiscal periods, the Board of Directors accelerated the vesting of all unvested stock options previously awarded to employees and officers of Wolverine under Wolverine’s various stock option plans, effective December 13, 2005. As a result of this action, all stock options granted before that date are exercisable. All stock options granted after that date are exercisable with respect to one-third of the shares on each of the first three anniversaries of the date of the grant, with full vesting occurring on the third anniversary date of the grant. Vesting of such stock options may be accelerated upon certain events, including a change in control of Wolverine.

Certain senior executives are permitted to transfer nonqualified stock options to a limited group of permissible transferees, primarily for estate planning purposes. Stock options terminate, with certain limited exercise provisions, in the event of certain terminations of employment.

Retirement Plans

The named executive officers participate in Wolverine’s qualified pension plan and 401(k) savings plan covering most salaried domestic employees and certain named executive officers participate in a supplemental executive retirement plan covering certain executive officers. The Compensation Committee believes that, through vesting and participation requirements and increased value based on years of service, Wolverine’s retirement plans encourage long-term commitment by Wolverine’s executives and assist Wolverine in attracting and retaining talented executives.

Qualified Pension Plan

Subject to the limitations imposed by the Internal Revenue Code, the Wolverine employee pension plan provides monthly benefits (computed on a straight life annuity basis without regard to any accrued grandfathered benefits for earnings before January 1, 1994) at normal retirement in an amount equal to the greater of: (i) $24.00 multiplied by the participant’s number of years of service up to 30 years; (ii) 1.6% of final average earnings (as defined in the plan) multiplied by the participant’s number of years of service up to 30 years reduced by the participant’s Social Security allowance as defined in the pension plan; or (iii) for certain designated executives, a percentage benefit multiplier of 2.4% (for Messrs. O’Donovan, Krueger and Gulis) or 2.0% (for Messrs. Ottenwess and Zwiers) of final average earnings multiplied by the participant’s number of years of service up to 25 years.

Supplemental Executive Retirement Plan (SERP)

In 1995, Wolverine adopted a Supplemental Executive Retirement Plan (the “SERP”) which covers certain executive officers. The SERP is maintained because the Compensation Committee believes that the limit on compensation that can be taken into account for Wolverine’s qualified pension plan does not allow Wolverine to provide sufficient retirement benefits that have the recruitment and retention value necessary to attract and retain highly compensated executives who are significantly responsible for Wolverine’s results of operations. Additionally, the SERP contains a non-competition component which is a significant benefit to Wolverine because it provides a strong disincentive for executive officers to compete with Wolverine if they leave Wolverine’s employment.

Under the SERP, a participating executive will be eligible for an annual supplemental benefit once he or she has completed five years of service after having been approved as a participant in the SERP. Alternatively, a participating executive will be eligible for a benefit with less than five years of service if he or she retires at or after age 65. The supplemental benefit is equal to the difference between the executive’s retirement benefit under Wolverine’s qualified pension plan and an amount equal to a designated percentage of the executive’s average earnings multiplied by the executive’s years of service under the pension plan, except that the plan counts years during which the executive received a disability benefit under the SERP (except in computing the SERP’s disability benefit); excludes years that an executive is designated as an inactive participant; and may count deemed years of service granted by the Board of Directors (up to a maximum of 25 years).

The designated percentage for benefits under the SERP is either 2.4% for each year of service or 2.0% per year of service. The final SERP benefit is reduced by the amount of any pension benefits to which a participant is entitled under the qualified pension plan.

A retired SERP participant may draw the full benefit beginning at age 65 and may elect to begin receiving a reduced benefit at or after age 55. The reduction factor is 0.333% for each month prior to age 60, and 0.1666% for each month between age 60 and age 65. The SERP provides for a disability benefit equal to 60% of the supplemental retirement benefit (based on the executive’s years of service at the date of disability). A disabled executive is still eligible for a supplemental retirement benefit beginning at age 65 based on all years of service (including years during which the executive was receiving a disability benefit). The SERP also provides for a death benefit to the executive’s designated beneficiary if the executive dies before retiring. The death benefit is a lump-sum equal to the present value of the benefit the executive could have received beginning at age 65, based on his or her years of service up to the date of death.

Benefits under the SERP are subject to forfeiture if the executive’s employment is terminated for serious misconduct, if the executive later competes with Wolverine or if Wolverine cannot collect under an insurance policy purchased to fund SERP benefits for certain reasons. Wolverine may terminate the SERP or stop further accrual of SERP benefits for a participating executive at any time, but termination will not affect previously accrued benefits.

Under the non-competition provisions of the SERP, the participant shall not be entitled to any benefit payment if, prior to the date on which such benefit payment is due, the participant has acquired any ownership interest in a competing business (other than an ownership interest consisting of less than 5% of a class of publicly traded securities), or has been employed as director, officer, employee, consultant, adviser, partner or owner of a competing business.

The SERP also includes a confidentially and non-solicitation provision. Under the provision, each participant may not divulge any confidential information such as trade secrets, operating methods, the names of Wolverine customers and suppliers and the relations of Wolverine with such customers and suppliers. Additionally participants must refrain from using or permitting the use of such information or confidences by any interests competitive with Wolverine irrespective of whether or not the participant is then employed by

Wolverine, and must refrain from inducing Wolverine’s employees to terminate employment with Wolverine or undertake employment with its competitors.

As of December 30, 2006, the persons listed in the Summary Compensation Table had the following years of credited service under the pension plan and the SERP: Mr. O’Donovan, 25 years; Mr. Krueger, 11 years (pension plan) and 14 years (SERP); Mr. Gulis, 21 years; Mr. Ottenwess, 19 years; Mr. Zwiers, 9 years; and Ms. Johnson, 1 year (pension plan).

The Impact of Accounting and Tax Treatments on Compensation

Section 162(m) of the Internal Revenue Code provides that publicly held companies may not deduct compensation paid to certain executive officers in excess of $1,000,000 annually, with certain exceptions for qualified “performance-based” compensation. Wolverine has obtained stockholder approval of the Annual Bonus Plan, the LTIP, and the 1997, 1999, 2001 2003 and 2005 stock incentive plans to permit amounts payable under these plans to qualify as “performance-based” compensation for purposes of Section 162(m). Because incentives under these plans are not included in the $1,000,000 limit for purposes of calculating Wolverine’s deduction for compensation paid to its executive officers, Wolverine’s deduction was not limited in 2006 with respect to compensation paid to any named executive officer.

Change in Control Provisions

Severance Agreements

Under individual agreements, Ms. Johnson and Messrs. O’Donovan, Krueger, Gulis, Ottenwess and Zwiers, will receive compensation if their employment is terminated within two (Ms. Johnson and Messrs. Ottenwess and Zwiers) or three (Messrs. O’Donovan, Krueger and Gulis) years following a change in control of Wolverine. The Compensation Committee believes that this “double trigger” requirement (change in control plus termination of employment rather than just a change in control) for triggering the payment of benefits is appropriate because the executive is not materially harmed if there is no termination of employment.

No payment will be made under the Severance Agreement if:

•	the termination of the officer is due to death or retirement in accordance with Wolverine’s policy or as otherwise agreed;

•	the termination is by Wolverine for cause or disability; or

•	the termination is by resignation of the officer for other than “good reason.”

Good reason is defined in the agreements to include, among other things, the assignment of duties inconsistent with the executive’s status as a senior executive officer or the duties performed by the executive immediately before a change in control, a reduction in the executive’s annual base salary or relocation of the executive.

The compensation payable if such a termination occurs after a change in control includes:

•	Unpaid base salary, benefit awards (including both cash and stock) and bonus payments that have been earned.

•	In lieu of a bonus payment under the Annual Bonus Plan, an amount equal to the number of days the executive was employed by Wolverine in the year of termination divided by the number of days in the year multiplied by 100% of the greater of either (a) the bonus awarded to the executive under an Annual Bonus Plan for the preceding year or (b) the average paid to the executive over the preceding two-year period under an Annual Bonus Plan.

•	In lieu of payments under the LTIPs, an amount equal to the bonus the executive would have received based on actual and assumed earnings per share calculations and total shareholder return rankings, multiplied by the number of days the executive participated in the LTIPs to the termination, divided by the total number of days in the performance period.

•	Either two (Ms. Johnson and Messrs. Ottenwess and Zwiers) or three (Messrs. O’Donovan, Krueger and Gulis) times the sum of the following:

•	The executive’s highest annual rate of base salary during the 12-month period prior to termination;

•	The greater of the average amount earned by the executive during the previous two years or the previous year under an Annual Bonus Plan; and

•	The greater of the average amount earned during the previous two years or the previous year under the LTIP.

•	100% of the positive spread for any options held by the executive whether or not vested.

•	The present value of an additional three years of deemed service under the retirement plans.

•	Outplacement services paid for by Wolverine.

The severance agreements provide that Wolverine shall maintain all employee benefit plans, programs and arrangements that the executive was entitled to participate in for the longer of six months after the date of termination or the date upon which the executive receives comparable benefits from the new employer, but Wolverine need not maintain the benefits after one year following termination.

The severance payment would be adjusted upward or downward in certain situations relating to excise taxes. If the executive is entitled to receive a payment equal to or between 100% and 115% of the amount that would trigger application of the excise tax, then Wolverine must determine whether the executive would receive a greater after-tax amount if the payment is reduced so that the excise tax does not apply. If this is the case, then Wolverine would reduce the payment by the appropriate amount. If the payment exceeds 115% of the amount that would trigger application of the excise tax, then the executive would receive a gross-up payment equal to the amount of the excise tax and the income taxes applicable to the gross-up payment.

In all of the severance agreements, the executive has no requirement to mitigate the payments by seeking employment, but the compensation to be paid during the fourth and later months after termination will be reduced to the extent of any compensation earned by the officer during the applicable period.

A change in control is defined in the agreements to include the acquisition of 20% or more of the common stock by any person or group of persons acting together or a change in a majority of the Board of Directors unless each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors as of the date of the applicable agreement, or whose election or nomination was so approved.

Stock Plan Provisions

As mentioned above in this Compensation Discussion and Analysis under the heading “Equity-Based Incentive Plans,” Wolverine has granted certain stock options and awarded shares of restricted stock that are subject to accelerated vesting upon a change in control of Wolverine.

Wolverine’s stock incentive plans provide for restricted stock awards. Except for any shares awarded in connection with the payment of bonuses under the LTIP, the restrictions on 25% of the shares received under an award normally lapse on the third anniversary of the date of grant, with the restrictions on an additional 25% of the shares lapsing on the fourth anniversary and the restrictions with respect to the remaining shares lapsing on the fifth anniversary. This vesting schedule promotes the retention of executive officers. Restricted stock becomes fully vested and nonforfeitable upon a change in control of Wolverine.

A change in control is defined in the agreements under the 1993 plan to include a change of control as set forth in the proxy rules issued by the Securities and Exchange Commission, the acquisition of 20% or more of the common stock by any person or group of persons acting together; the sale, lease, exchange or other transfer of substantially all of Wolverine’s assets to, or the merger or consolidation of Wolverine with, a corporation that is not controlled by Wolverine; or a change during any two-year period in a majority of the Board of Directors unless each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, or whose election or nomination was so approved. Under the 1995, 1997, 1999, 2001, 2003 and 2005 plans, a change in control is defined as:

•	failure of the individuals who were directors at the time such plan was adopted and those whose election or nomination to the Board of Directors was approved by a three-quarters vote (two-thirds vote under the 1995 Plan) of the directors then still in office who were directors at the time such plan was adopted, or whose election or nomination was so approved, to constitute a majority of the Board of Directors;

•	acquisition by certain persons or groups of 20% or more of the common stock;

•	approval by the stockholders of a reorganization, merger or consolidation (except with certain permitted entities); or

•	approval by the stockholders of a complete liquidation or dissolution of Wolverine or the sale or disposition of all or substantially all of the assets of Wolverine (other than to certain permitted entities).

SERP

Pursuant to the SERP, for all participating named executive officers, if, within two (Messrs. Ottenwess and Zwiers) or three (Messrs. O’Donovan, Krueger and Gulis) years after a “change in control” the executive resigns for “good reason” or is terminated by Wolverine or at the request of a third party who effectuates a change in control (other than for “cause” or due to death or “disability” as defined in the SERP), the executive will be entitled to a lump-sum payment equal to 125% of the present value of the benefit payments for which the executive would have been eligible if the executive had retired at age 55 (or at his or her actual age, if greater than age 55), without applying the monthly early retirement reduction factor, but based on years of service at the actual date of termination. For purposes of the SERP, “change in control” is defined as:

•	failure of the individuals who were directors at the time the SERP was adopted and those whose election or nomination to the Board of Directors was approved by a three-quarters vote of the directors then still in office who were directors at the time the SERP was adopted, or whose election or nomination was so approved, to constitute a majority of the Board of Directors;

•	acquisition by certain persons or groups of 20% or more of the common stock or combined outstanding voting power (excluding certain transactions);

•	approval by the stockholders of a reorganization, merger or consolidation (excluding certain permitted transactions); or

•	approval by the stockholders of a complete liquidation or dissolution of Wolverine or the sale or disposition of all or substantially all of the assets of Wolverine (excluding certain permitted transactions).

Benefit Trust Agreement

In May 1987, Wolverine established a Benefit Trust (“trust”) to ensure that payments to employees under the severance agreements and the SERP (collectively, the “agreements”) will not be improperly withheld after a change in control of Wolverine, as defined in the agreement establishing the trust. Under the trust, upon the occurrence of a “potential change in control,” Wolverine will deliver to the trustee, to be held in trust, cash, marketable securities or insurance corresponding to an amount determined by Wolverine to have a fair market value, together with any existing amounts in the trust, equal to the value of the benefits due to employees under the agreements given certain assumptions set forth in the trust. Additional terms of the trust provide for the return of the property to Wolverine upon written request before a change in control or automatically if no change in control has occurred within six months after funding upon a potential change in control. Wolverine has transferred to the trust insurance policies on the lives of certain key employees.

Summary of Executive Compensation

The following Summary Compensation Table shows selected information concerning the compensation earned during the fiscal year ended December 30, 2006, to the Principal Executive Officer, Principal Financial Officer, each of Wolverine’s three most highly compensated executive officers who served in positions other than Principal Executive Officer and Principal Financial Officer at the end of the last completed fiscal year as well as a former executive officer who would have been one of the three most highly compensated executive officers serving in a position other than Principal Executive Officer or Principal Financial Officer if he had still been an executive officer at the end of the last completed fiscal year (the “named executive officers”).

Summary Compensation Table

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
				Stock	Option	Incentive Plan	Deferred	All other
Name and		Salary	Bonus(1)	Awards	Awards	Compensation	Compensation	Compensation	Total
Principal Position	Year	($)(1)	(2)($)	(3)($)	(3)($)	(4)($)	Earnings(5)	(6)($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Timothy J. O’Donovan, CEO and Chairman	2006	$720,673	$116,749	$827,296	$247,919	$1,358,654	$1,190,328	$24,131	$4,485,750
Stephen L. Gulis, Jr., Exec. Vice President, CFO and Treasurer	2006	$367,404	$39,680	$302,836	$69,160	$458,530	$204,881	$9,446	$1,451,937
Cheryl L. Johnson,* Vice President of Human Resources	2006	$180,654	$12,194	$13,305	$13,029	$99,337	$7,336 (7)	$8,716	$334,571
Blake W. Krueger, President and Chief Operating Officer	2006	$480,000	$64,800	$479,772	$181,959	$656,815	$237,730	$11,342	$2,112,418
Nicholas P. Ottenwess, Vice President — Finance, and Controller	2006	$225,269	$15,206	$79,398	$13,029	$176,064	$53,534	$9,638	$572,138
James D. Zwiers,** President — Hush Puppies U.S. Division	2006	$221,346	$14,941	$58,780	$13,029	$152,514	$25,826 (8)	$9,585	$496,021

(1)	For information regarding determination of base salaries and bonus, see the Compensation Discussion and Analysis section of this Proxy Statement.

(2)	Includes amounts earned because of achievement of performance of personal objectives for 2006.

(3)	Represents the expenses recognized by Wolverine in fiscal year 2006 for awards and options, except that the amounts in this table do not reflect a reduction for estimated forfeitures. Stock options were valued using the Black-Scholes model and restricted stock was valued using the average of the high and low price on the New York Stock Exchange on the date of grant. For additional valuation assumptions, see the Stock-Based Compensation heading under Note 1 and the fourth paragraph of Note 5 to Wolverine’s Financial Statements for the fiscal year ended December 30, 2006.

(4)	Includes the amounts listed in the table below, which were earned in 2006 and paid in February 2007 with respect to the three-year performance period ending in 2006 under the LTIP and amounts earned in 2006 and paid in February 2007 under the Annual Bonus Plan.

Officer	LTIP	Annual Bonus Plan
Mr. O’Donovan	$623,567	$735,087
Mr. Gulis	$208,696	$249,834
Ms. Johnson	$22,559	$76,778
Mr. Krueger	$248,815	$408,000
Mr. Ottenwess	$80,325	$95,739
Mr. Zwiers	$58,442	$94,072

(5)	All amounts reflected in this column relate to the aggregate change in the actuarial present value of the named executive officers’ accumulated benefits under the Company’s pension plan and, where applicable, SERP.

(6)	The compensation listed in this column for 2006 consisted of: (i) Wolverine’s contributions to the accounts of the named executive officers under Wolverine’s 401(k) Savings Plan as follows: $7,500 for O’Donovan; $7,500 for Mr. Krueger; $7,500 for Mr. Gulis; $7,500 for Mr. Ottenwess; $7,500 for Mr. Zwiers; and $6,170 for Ms. Johnson; and (ii) payments made by Wolverine for the premiums on certain life insurance policies as follows: $4,934 for Mr. O’Donovan; $1,946 for Mr. Gulis; $3,842 for Mr. Krueger; $2,138 for Mr. Ottenwess; $2,085 for Mr. Zwiers; and $1,216 for Ms. Johnson. Wolverine also paid for tax and estate planning services for Mr. O’Donovan, which cost $11,697.

(7)	Ms. Johnson is not yet vested in the pension plan, but the amount reflected assumes that Ms. Johnson is fully vested in the pension plan.

(8)	Mr. Zwiers is not yet vested in the SERP, but the amount reflected assumes that Mr. Zwiers is fully vested in the SERP.

*	Ms. Johnson joined Wolverine in January 2006.

**	Mr. Zwiers transitioned to an operational role as President of Wolverine’s Hush Puppies U.S. Division in August 2006 and ceased being an executive officer in October 2006.

Grants of Plan-Based Awards During 2006

The following table provides information concerning each grant of an award made to the named executive officers in the last completed fiscal year.

Grants of Plan-Based Awards
								All Other	All Other
								Stock	Option		Grant
								Awards:	Awards:		Date
								Number	Number	Exercise	Fair
		Estimated Possible Payouts						of	of	or Base	Value of
		Under Non-Equity Incentive			Estimated Future Payouts			Shares	Securities	Price of	Stock
		Plan Awards(1)			Under Equity Incentive Plan Awards			of Stock	Underlying	Option	and
	Grant	Threshhold	Target	Maximum	Threshhold	Target	Maximum	or Units	Options	Awards	Option
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(2)	(#)(3)	($/Sh)(4)(5)	Awards(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Timothy J. O’Donovan	2/15/2006(7)	$227,012	$454,024	$908,048	—	—	—	22,000	54,500	$22.47	$778,901
	2/15/2006(8)	$172,962	$345,923	$735,087
Stephen L. Gulis, Jr.	2/15/2006(7)	$77,155	$154,310	$308,620	—	—	—	10,600	26,200	$22.47	$374,980
	2/15/2006(8)	$58,785	$117,569	$249,834
Cheryl L. Johnson	2/15/2006(7)	$23,686	$47,371	$94,742	—	—	—	3,400	8,600	$22.47	$121,301
	2/15/2006(8)	$18,065	$36,131	$76,778
Blake W. Krueger	2/15/2006(7)	$126,000	$252,000	$504,000	—	—	—	15,000	40,000	$22.47	$545,902
	2/15/2006(8)	$96,000	$192,000	$408,000
Nicholas P. Ottenwess	2/15/2006(7)	$29,567	$59,133	$118,266	—	—	—	3,400	8,600	$22.47	$121,301
	2/15/2006(8)	$22,527	$45,054	$95,739
James D. Zwiers	2/15/2006(7)	$28,976	$57,952	$115,904	—	—	—	3,400	8,600	$22.47	$121,301
	2/15/2006(8)	$22,135	$44,269	$94,072

(1)	Under the LTIP, key management employees may earn incentive compensation based upon achievement of specified performance goals with respect to the performance of Wolverine and/or its subsidiaries, operating divisions or profit centers over a three-year performance period. Performance goals under the LTIP for the 2006-2008 period are based 50% on total stockholder return (as compared to a pre-established peer group) and 50% on earnings per share. The Compensation Committee determined the threshold, target and maximum compensation. Incentive compensation is conditioned on achieving a minimum or “threshold” performance level and no payment will be made if threshold performance levels are not met. The Compensation Committee established the performance goals at the beginning of 2006 for the period ending on the last day of Wolverine’s 2008 fiscal year. Incentive compensation payable under the LTIP is paid in cash.

Under the LTIP, amounts earned as performance-based incentive compensation are calculated based on each participant’s average annual earned salary during the three-year performance period. For purposes of illustration, the “Threshold,” “Target” and “Maximum” amounts in the table have been calculated using each named individual’s base salary for 2006 as reported in the Summary Compensation Table, adjusted for 5% estimated annual merit increases.

Under the Annual Bonus Plan, key management employees may earn incentive compensation based upon achievement of specified performance goals of Wolverine and/or its subsidiaries, operating divisions or profit centers for 2006. Performance goals for 2006 were based 80% on Wolverine’s pre-tax profits and 20% on Wolverine’s revenue. The Compensation Committee determined the threshold, target and maximum compensation. Incentive compensation is conditioned on achieving a minimum or “threshold” performance level and no payment is made if the threshold performance level is not met. The Compensation Committee established the performance goals under the Annual Bonus Plan at the beginning of 2006 and actual incentive compensation paid to the named executive officers under the Annual Bonus Plan for performance in 2006 is reflected in the Summary Compensation Table.

(2)	Grants of restricted stock awards were made under the 2001 Stock Incentive Plan for Messrs. O’Donovan, Gulis and Krueger and under the 1999 Stock Incentive Plan for Mr. Ottenwess, Mr. Zwiers and Ms. Johnson. The restrictions on 25% of the shares received under the awards reflected in this table normally lapse on the third anniversary of the date of grant, with the restrictions on an additional 25% of the shares lapsing on the fourth anniversary and the restrictions with respect to the remaining shares lapsing on the fifth anniversary.

(3)	Grants of stock options were made under the 2005 Stock Incentive Plan for all named executive officers.

(4)	The Exercise Price is the mean of the highest and lowest sale prices of shares of common stock on the date of grant. In regards to the February 15, 2006 grant, the average of the highest and lowest sale prices of shares of common stock on the date of grant was greater than the closing price on the date of grant. Wolverine’s stock option plans have been amended so that the exercise price will be equal to the closing price.

(5)	These options are exercisable with respect to one-third of the shares on each of the first three anniversaries of the date of the grant, with full vesting occurring on the third anniversary date of the grant. Vesting of such stock options may be accelerated upon certain events, including a change in control of Wolverine.

(6)	Represents the full grant date value for options and restricted stock granted in fiscal year 2006 using the average of the high and low price of Wolverine common stock on the New York Stock Exchange on the date of grant of restricted stock and the valuation assumptions for stock options set forth in the Stock-Based Compensation heading under Note 1 to Wolverine’s Financial Statements for the fiscal year ended December 30, 2006.

(7)	Grant made under the LTIP.

(8)	Grant made under the Annual Bonus Plan. The amounts reflected in columns (c)-(e) for the Annual Bonus Plan are ranges of possible payments. Actual payments for the 2006 performance period have been made and are reflected in the Summary Compensation Table.

Outstanding Equity Awards at December 30, 2006

The following table provides information concerning unexercised options; stock that has not vested; and equity incentive plan awards for each named executive officer outstanding as of December 30, 2006.

Outstanding Equity Awards at Fiscal Year-End
						Stock Awards
									Equity
									Incentive
									Plan
								Equity	Awards:
								Incentive	Market
								Plan	or
	Option Awards							Awards:	Payout
			Equity					Number	Value
			Incentive					of	of
			Plan				Market	Unearned	Unearned
	Number	Number	Awards:			Number	Value of	Shares,	Shares,
	of	of	Number			of Shares	Shares or	Units or	Units or
	Securities	Securities	of			or Units	Units of	Other	Other
	Underlying	Underlying	Securities			of Stock	Stock	Rights	Rights
	Unexercised	Unexercised	Underlying			That	That	That	That
	Options	Options	Unexercised	Option		Have	Have	Have	Have
	(#)	(#)	Unearned	Exercise	Option	Not	Not	Not	Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested(3)	Vested	Vested	Vested
Name	(1)	(2)	(#)	($)	Date	(#)	($)(4)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Timothy J. O’Donovan	2,106	0	0	$20.50	2/13/2012	109,943	$3,135,574	0	0
	1,935	0		$20.50	3/4/2011
	4,552	0		$20.50	2/23/2010
	54,500	0		$23.035	2/18/2015
	1,929	0		$20.8033	2/21/2009
	5,649	0		$20.8033	3/2/2009
	1,285	0		$20.8033	3/3/2009
	1,320	0		$20.8033	3/2/2009
	5,829	0		$20.8033	2/23/2010
	54,189	0		$20.8033	2/23/2010
	1,516	0		$20.8033	4/27/2007
	31,795	0		$20.8033	2/23/2007
	13,803	0		$20.8033	2/17/2014
	29,487	0		$20.8033	2/11/2013
	51,039	0		$20.8033	2/13/2012
	1,923	0		$20.8033	3/4/2011
	3,622	0		$20.8033	3/2/2009
	2,227	0		$20.8033	2/23/2010
	2,796	0		$19.5033	3/10/2009
	1,405	0		$19.5033	3/9/2009
	1,651	0		$19.5033	3/1/2009
	466	0		$19.5033	2/24/2009
	466	0		$19.5033	2/25/2009
	15,766	0		$19.5033	3/2/2009
	24,034	0		$19.5033	3/2/2009
	50,625	0		$15.3667	2/18/2014
	45,000	0		$10.5067	2/12/2013
	16,536	0		$10.2933	2/14/2012
	3,451	0		$18.0627	4/26/2008
	2,589	0		$19.9587	3/9/2008
	2,589	0		$20.3753	3/8/2008
	1,137	0		$18.7917	2/26/2008
	850	0		$18.75	2/23/2008
	39,637	0		$18.646	2/24/2008
	544	0		$20.8033	2/26/2008
	2,601	0		$20.8033	2/22/2009
	1,353	0		$20.8033	2/23/2010
	51,396	0		$20.8033	3/4/2011
	2,814	0		$20.8033	3/9/2010
	1,045	0		$20.8033	2/28/2010
	1,305	0		$20.8033	2/24/2010

Outstanding Equity Awards at Fiscal Year-End
						Stock Awards
									Equity
									Incentive
									Plan
								Equity	Awards:
								Incentive	Market
								Plan	or
	Option Awards							Awards:	Payout
			Equity					Number	Value
			Incentive					of	of
			Plan				Market	Unearned	Unearned
	Number	Number	Awards:			Number	Value of	Shares,	Shares,
	of	of	Number			of Shares	Shares or	Units or	Units or
	Securities	Securities	of			or Units	Units of	Other	Other
	Underlying	Underlying	Securities			of Stock	Stock	Rights	Rights
	Unexercised	Unexercised	Underlying			That	That	That	That
	Options	Options	Unexercised	Option		Have	Have	Have	Have
	(#)	(#)	Unearned	Exercise	Option	Not	Not	Not	Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested(3)	Vested	Vested	Vested
Name	(1)	(2)	(#)	($)	Date	(#)	($)(4)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	466	0		$20.8033	2/25/2010
	2,281	0		$20.8033	2/23/2010
	1,449	0		$20.8033	2/24/2007
	4,806	0		$20.8033	3/4/2011
	964	0		$20.8033	2/23/2007
	871	0		$20.8033	2/26/2008
	181	0		$20.8033	3/2/2009
	2,614	0		$20.8033	2/23/2010
	1,015	0		$20.8033	2/24/2010
	1,288	0		$20.8033	2/24/2008
	643	0		$20.8033	2/24/2008
	0	54,500		$22.47	2/14/2016
Stephen L. Gulis, Jr.	14,886	0	0	$20.01670	2/23/2010	53,682	$1,531,011	0	0
	574	0		$20.01670	2/24/2010
	820	0		$20.01670	3/3/2009
	1,390	0		$20.01670	2/23/2010
	15,054	0		$20.01670	2/11/2013
	1,114	0		$20.80330	2/23/2010
	963	0		$20.80330	3/4/2011
	6,288	0		$20.80330	2/17/2014
	1,081	0		$20.50	2/13/2012
	22,500	0		$10.50670	2/12/2013
	2,474	0		$10.29330	2/14/2012
	9,714	0		$10.29330	2/14/2012
	26,200	0		$23.0350	2/8/2015
	2,277	0		$20.50	2/23/2010
	967	0		$20.50	3/4/2011
	5,196	0		$20.01670	3/4/2011
	26,067	0		$17.52670	2/13/2012
	13,525	0		$17.52670	3/5/2011
	307	0		$17.52670	2/26/2008
	600	0		$17.52670	2/26/2008
	1,837	0		$17.52670	2/22/2009
	822	0		$17.52670	2/23/2010
	1,356	0		$17.52670	3/8/2010
	567	0		$17.52670	2/27/2010
	261	0		$17.52670	2/24/2010
	870	0		$17.52670	2/23/2010
	657	0		$17.52670	3/8/2009
	834	0		$17.52670	2/28/2009
	252	0		$17.52670	2/24/2009
	255	0		$17.52670	2/23/2009
	23,063	0		$15.36670	2/18/2014
	5,778	0		$20.01670	3/2/2009
	1,725	0		$18.06270	4/26/2008
	1,078	0		$19.95870	3/9/2008

Outstanding Equity Awards at Fiscal Year-End
						Stock Awards
									Equity
									Incentive
									Plan
								Equity	Awards:
								Incentive	Market
								Plan	or
	Option Awards							Awards:	Payout
			Equity					Number	Value
			Incentive					of	of
			Plan				Market	Unearned	Unearned
	Number	Number	Awards:			Number	Value of	Shares,	Shares,
	of	of	Number			of Shares	Shares or	Units or	Units or
	Securities	Securities	of			or Units	Units of	Other	Other
	Underlying	Underlying	Securities			of Stock	Stock	Rights	Rights
	Unexercised	Unexercised	Underlying			That	That	That	That
	Options	Options	Unexercised	Option		Have	Have	Have	Have
	(#)	(#)	Unearned	Exercise	Option	Not	Not	Not	Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested(3)	Vested	Vested	Vested
Name	(1)	(2)	(#)	($)	Date	(#)	($)(4)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	1,150	0		$20.37530	3/8/2008
	510	0		$18.79170	2/26/2008
	442	0		$18.7500	2/23/2008
	24,637	0		$18.64600	2/24/2008
	822	0		$20.01670	2/24/2008
	1,182	0		$20.01670	2/21/2009
	411	0		$20.01670	2/24/2008
	24,250	0		$20.01670	3/2/2009
	9,748	0		$20.80330	3/5/2011
	2,265	0		$20.80330	3/2/2009
	7,152	0		$20.01670	2/23/2010
	5,760	0		$20.01670	2/23/2010
	843	0		$20.01670	3/2/2009
	0	26,200		$22.47	2/14/2016
Blake W. Krueger	15,642	0	0	$20.72670	2/23/2007	58,323	$1,663,372	0	0
	5,332	0		$20.72670	2/23/2010
	222	0		$20.72670	3/4/2011
	1,116	0		$20.72670	2/23/2010
	1,081	0		$20.50	2/13/2012
	2,277	0		$20.50	2/23/2010
	274	0		$17.90670	2/23/2009
	649	0		$17.90670	3/8/2009
	1,924	0		$17.90670	2/22/2009
	697	0		$17.90670	2/23/2007
	682	0		$17.90670	4/16/2010
	1,342	0		$17.90670	3/8/2010
	418	0		$17.90670	2/24/2010
	7,473	0		$17.90670	2/23/2010
	883	0		$17.90670	2/23/2010
	1,590	0		$17.90670	2/22/2010
	664	0		$17.90670	4/15/2009
	14,586	0		$20.07670	2/24/2010
	841	0		$20.07670	3/2/2009
	199	0		$20.07670	2/24/2010
	1,441	0		$20.07670	2/23/2010
	819	0		$20.07670	3/3/2009
	628	0		$20.07670	2/24/2010
	6,198	0		$20.07670	3/3/2009
	4,872	0		$20.07670	3/2/2009
	820	0		$20.07670	2/24/2008
	22,500	0		$10.50670	2/12/2013
	2,474	0		$10.29330	2/14/2012
	9,714	0		$10.29330	2/14/2012
	1,150	0		$20.37530	3/8/2008
	481	0		$18.75	2/23/2008
	24,637	0		$18.646	2/24/2008

Outstanding Equity Awards at Fiscal Year-End
						Stock Awards
									Equity
									Incentive
									Plan
								Equity	Awards:
								Incentive	Market
								Plan	or
	Option Awards							Awards:	Payout
			Equity					Number	Value
			Incentive					of	of
			Plan				Market	Unearned	Unearned
	Number	Number	Awards:			Number	Value of	Shares,	Shares,
	of	of	Number			of Shares	Shares or	Units or	Units or
	Securities	Securities	of			or Units	Units of	Other	Other
	Underlying	Underlying	Securities			of Stock	Stock	Rights	Rights
	Unexercised	Unexercised	Underlying			That	That	That	That
	Options	Options	Unexercised	Option		Have	Have	Have	Have
	(#)	(#)	Unearned	Exercise	Option	Not	Not	Not	Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested(3)	Vested	Vested	Vested
Name	(1)	(2)	(#)	($)	Date	(#)	($)(4)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	5,362	0		$18.646	2/24/2008
	3,750	0		$18.41670	7/6/2007
	14,818	0		$15.55560	2/23/2007
	23,063	0		$15.36670	2/18/2014
	1,276	0		$20.07670	2/21/2009
	411	0		$20.07670	2/24/2008
	985	0		$20.07670	2/24/2007
	20,013	0		$17.90670	3/2/2009
	24,180	0		$17.90670	3/4/2011
	493	0		$17.90670	2/26/2008
	592	0		$17.90670	2/26/2008
	889	0		$17.90670	2/23/2010
	4,824	0		$20.72670	3/4/2011
	15,030	0		$20.07670	2/11/2013
	24,153	0		$20.07670	2/13/2012
	406	0		$17.90670	2/24/2009
	26,200	0		$23.035	2/8/2015
	967	0		$20.50	3/4/2011
	6,303	0		$20.72670	2/17/2014
	964	0		$20.72670	3/4/2011
	2,269	0		$20.72670	2/18/2014
	0	40,000		$22.47	2/14/2016
Nicholas P. Ottenwess	2,293	0	0	$21.1333	10/3/2009	19,517	$548,069	0	0
	441	0		$21.1333	2/18/2014
	672	0		$21.1333	3/2/2009
	393	0		$21.1333	3/4/2011
	664	0		$21.1333	2/17/2014
	456	0		$20.50	2/13/2012
	399	0		$20.50	3/4/2011
	910	0		$20.50	2/23/2010
	8,600	0		$23.035	2/8/2015
	85	0		$19.39	2/24/2008
	178	0		$19.39	2/24/2007
	5,234	0		$15.3667	2/18/2014
	9,643	0		$10.5067	2/11/2013
	10,482	0		$10.2933	2/14/2012
	9,750	0		$10.10	3/5/2011
	12,000	0		$7.3127	2/24/2010
	1,500	0		$7.5833	10/4/2009
	5,625	0		$10.00	9/30/2008
	129	0		$19.39	2/26/2008
	72	0		$19.39	2/11/2013
	517	0		$19.39	2/13/2012
	256	0		$19.39	3/2/2009
	447	0		$19.39	2/23/2010
	250	0		$19.39	3/3/2009

Outstanding Equity Awards at Fiscal Year-End
						Stock Awards
									Equity
									Incentive
									Plan
								Equity	Awards:
								Incentive	Market
								Plan	or
	Option Awards							Awards:	Payout
			Equity					Number	Value
			Incentive					of	of
			Plan				Market	Unearned	Unearned
	Number	Number	Awards:			Number	Value of	Shares,	Shares,
	of	of	Number			of Shares	Shares or	Units or	Units or
	Securities	Securities	of			or Units	Units of	Other	Other
	Underlying	Underlying	Securities			of Stock	Stock	Rights	Rights
	Unexercised	Unexercised	Underlying			That	That	That	That
	Options	Options	Unexercised	Option		Have	Have	Have	Have
	(#)	(#)	Unearned	Exercise	Option	Not	Not	Not	Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested(3)	Vested	Vested	Vested
Name	(1)	(2)	(#)	($)	Date	(#)	($)(4)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	115	0		$19.39	2/24/2010
	166	0		$19.39	2/24/2008
	109	0		$19.39	2/21/2009
	3,663	0		$21.1333	3/2/2009
	114	0		$19.39	2/23/2007
	129	0		$19.39	2/23/2010
	168	0		$19.39	2/22/2009
	172	0		$19.39	2/23/2010
	87	0		$19.39	2/24/2010
	2,646	0		$15.3667	2/18/2014
	0	8,600		$22.47	2/14/2016
James D. Zwiers	6,750	0		$10.5067	2/11/2013	15,050	$429,226	0	0
	2,944	0		$15.3667	2/18/2014
	94	0		$20.8033	3/4/2011
	156	0		$20.8033	2/23/2010
	228	0		$20.50	2/13/2012
	1,606	0		$20.8033	2/17/2014
	228	0		$20.8033	3/2/2009
	114	0		$20.50	3/4/2011
	273	0		$20.50	2/23/2010
	8,600	0		$23.035	2/8/2015
	3,581	0		$15.3667	2/18/2014
	0	8,600		$22.47	2/14/2016
Cheryl L. Johnson	0	8,600	0	$22.47	2/14/2016	3,400	$96,968	0	0

(1)	All exercisable options are fully vested.

(2)	All unexercisable options are exercisable and vested with respect to one-third of the shares on each of the first three anniversaries of the date of the grant, with full vesting occurring on the third anniversary date of the grant. All options in this column were granted on February 15, 2006. Vesting of such stock options may be accelerated upon certain events, including a change in control of Wolverine.

(3)	The following table sets forth the vesting dates for the unvested stock awards of each named executive officer as of December 30, 2006:

Named Executive Officer	Vesting Date	Number of Shares to Vest
Timothy J. O’Donovan	2/18/2007	5,755
	2/14/2007	13,875
	2/12/2007	6,937
	2/12/2008	13,876
	2/15/2009	5,500
	2/15/2010	5,500
	2/15/2011	11,000
	2/18/2007	6,375
	2/18/2008	6,375
	2/18/2009	12,750
	2/9/2008	5,500
	2/9/2009	5,500
	2/9/2010	11,000
Stephen L. Gulis, Jr.	2/18/2007	1,918
	2/14/2007	7,126
	2/12/2007	3,562
	2/12/2008	7,126
	2/15/2009	2,650
	2/15/2010	2,650
	2/15/2011	5,300
	2/18/2007	3,188
	2/18/2008	3,187
	2/18/2009	6,375
	2/9/2008	2,650
	2/9/2009	2,650
	2/9/2010	5,300
Blake W. Krueger	2/18/2007	2,159
	2/14/2007	7,126
	2/12/2007	3,562
	2/12/2008	7,126
	2/15/2009	3,750
	2/15/2010	3,750
	2/15/2011	7,500
	2/18/2007	3,188
	2/18/2008	3,187
	2/18/2009	6,375
	2/9/2008	2,650
	2/9/2009	2,650
	2/9/2010	5,300
Nicholas P. Ottenwess	2/18/2007	717
	2/14/2007	3,000
	2/12/2007	1,500
	2/12/2008	3,000
	2/15/2009	850
	2/15/2010	850
	2/15/2011	1,700
	2/18/2007	1,125
	2/18/2008	1,125
	2/18/2009	2,250
	2/9/2008	850
	2/9/2009	850
	2/9/2010	1,700

Named Executive Officer	Vesting Date	Number of Shares to Vest
James D. Zwiers	2/14/2007	1,500
	2/12/2007	750
	2/12/2008	1,500
	2/15/2009	850
	2/15/2010	850
	2/15/2011	1,700
	2/18/2007	1,125
	2/18/2008	1,125
	2/18/2009	2,250
	2/9/2008	850
	2/9/2009	850
	2/9/2010	1,700
Cheryl L. Johnson	2/15/2009	850
	2/15/2010	850
	2/15/2011	1,700

(4)	The market value reflected in this column is based on a closing market price of $28.52 on December 29, 2006 and does not reflect any discount based on the restrictions or the possibility of forfeiture.

Option Exercises and Stock Vested in 2006

The following table provides information concerning each exercise of stock options, SARs and similar instruments, and each vesting of stock, including restricted stock, restricted stock units and similar instruments, during the last completed fiscal year for each of the named executive officers on an aggregated basis.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired	Realized	Acquired	Realized
	on	on	on	on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)(1)	(#)	($)(2)
(a)	(b)	(c)	(d)	(e)

Timothy J. O’Donovan	51,292	$349,596	32,379	$701,416
Stephen L. Gulis, Jr.	39,006	$440,591	15,418	$334,294
Cheryl L. Johnson	0	$0	0	$0
Blake W. Krueger	1,516	$5,614	15,659	$339,447
Nicholas P. Ottenwess	5,250	$80,141	6,343	$137,560
James D. Zwiers	12,375	$221,177	2,250	$48,938

(1)	The dollar values are calculated by determining the difference between the average high and low price of the securities underlying the options and the exercise prices of the options on the dates of exercise.

(2)	The dollar values are calculated using the average high and low price of the stock on the date of vesting.

Equity Compensation Plan Information

The following table provides information about Wolverine’s equity compensation plans as of December 30, 2006:

Equity Compensation Plan Information

	Number of			Number of Securities
	Securities to be		Weighted Average	Remaining Available for
	Issued Upon		Exercise Price of	Future Issuance Under
	Exercise of		Outstanding	Equity Compensation
	Outstanding		Options,	Plans (Excluding
	Options, Warrants		Warrants and	Securities Reflected in
	and Rights		Rights	Column (a))
Plan Category (1)	(a)		(b)	(c)

Equity compensation plans approved by security holders	4,574,945	(2)(3)	$16.53	4,986,486	(4)
Equity compensation plans not approved by security holders	—		N/A	—

Total	4,574,945		$16.53	4,986,486

(1)	Each plan for which aggregated information is provided contains customary anti-dilution provisions that are applicable in the event of a stock split, stock dividend or certain other changes in Wolverine’s capitalization.

(2)	Includes 4,161,516 stock options awarded to employees under the 1993 Stock Incentive Plan, the 1995 Stock Incentive Plan, the 1997 Stock Incentive Plan, the Stock Incentive Plan of 1999, the Stock Incentive Plan of 2001, the Stock Incentive Plan of 2003 and the Stock Incentive Plan of 2005 and 413,429 stock options awarded to non-employee directors under the Stock Incentive Plan of 2005 and the Amended and Restated Directors’ Stock Option Plan approved by stockholders in 2002 and the previous Amended and Restated Directors’ Stock Option Plan initially adopted in 1988. Column (a) does not include stock units credited to outside directors’ fee accounts or retirement accounts under the Outside Directors’ Deferred Compensation Plan. Stock units do not have an exercise price. Each stock unit credited to a director’s fee account and retirement account under the Outside Directors’ Deferred Compensation Plan will be converted into one share of common stock upon distribution. Column (a) also does not include shares of restricted or unrestricted common stock previously issued under Wolverine’s equity compensation plans.

(3)	Of this amount, 677,800 options were not exercisable as of December 30, 2006, due to vesting restrictions.

(4)	Comprised of: (i) 544,726 shares available for issuance under the Outside Directors’ Deferred Compensation Plan upon the retirement of the current directors or upon a change in control; and (ii) 4,441,760 shares issuable under the various employee stock incentive plans. Of these total amounts available, the number of shares with respect to the following plans may be issued other than upon the exercise of an option, warrant or right as of December 30, 2006:

•	Outside Directors’ Deferred Compensation Plan: 544,726
•	1997 Stock Incentive Plan: 22,339
•	Stock Incentive Plan of 1999: 56,056
•	Stock Incentive Plan of 2001: 412,926
•	Stock Incentive Plan of 2003: 28,961
•	Stock Incentive Plan of 2005: 1,954,091

The Outside Directors’ Deferred Compensation Plan is a supplemental, unfunded, nonqualified deferred compensation plan for non-employee directors. Beginning in 2006, Wolverine began paying an annual equity retainer to non-management directors in the form of a contribution under the Outside Directors’ Deferred Compensation Plan. Participation in the plan beyond the annual equity retainer is voluntary. The plan allows participating directors to receive, in lieu of some or all directors’ fees, a number of stock units equal to the amount of the deferred directors’ fees divided by the fair market value of Wolverine’s common stock on the date of payment of the next cash dividend on Wolverine’s common stock. These stock units are increased by a dividend equivalent based on dividends paid by Wolverine and the amount of stock units credited to the participating director’s fee account and retirement account. Upon distribution, the participating directors receive a number of shares of Wolverine’s common stock equal to the number of stock units to be distributed at that time. Distribution is triggered by termination of service as a director or by a change in control of Wolverine and can occur in a lump sum, in installments or on another deferred basis. Of the 544,726 shares issuable under the Outside Directors’ Deferred Compensation Plan, 217,672 shares have been issued to a trust to satisfy Wolverine’s obligations and are included in shares reported as issued and outstanding as of the record date.

The employee stock incentive plans listed above are equity-based incentive plans for officers, key employees, and, under the Stock Incentive Plan of 2005, directors. Those plans authorize awards of stock options, restricted common stock, common stock and, under certain plans, tax benefit rights, restricted stock units, deferred stock units, and/or stock appreciation rights. The Stock Incentive Plans of 2001 and 2003 specifically limit the number of shares that can be awarded as restricted or unrestricted common stock to 40% and 15%, respectively, of the shares authorized under the plan. The Stock Incentive Plan of 2005 provides that each share of restricted or unrestricted common stock, each restricted stock unit and each stock appreciation right is counted as two shares against the total number of shares authorized under the Stock Incentive Plan of 2005. The number of securities listed as remaining available in column (c) of the table assumes the grant of all stock options, which count as only one share against the total number of shares authorized under the Stock Incentive Plan of 2005. Actual shares available under the Stock Incentive Plan of 2005 will be less to the extent that awards of restricted or unrestricted common stock, restricted stock units or stock appreciation rights are issued from that plan. The numbers provided in this footnote and in column (c) will increase to the extent that options relating to the number of shares listed in column (a) of the table or other outstanding awards (e.g., shares of restricted or unrestricted stock, restricted stock units or stock appreciation rights) previously issued under a plan are canceled, surrendered, modified, exchanged for substitutes or expire or terminate prior to exercise or vesting because the number of shares underlying any such awards will again become available for issuance under the plan under which the award was granted.

Pension Benefits in 2006

The following table provides information concerning plans that provide for payments or other benefits at, following, or in connection with retirement.

Pension Benefits

				Payments
		Number	Present	During
		of Years	Value of	Last
		Credited	Accumulated	Fiscal
	Plan	Service	Benefit	Year
Name	Name(1)	(#)	($)(2)	($)
(a)	(b)	(c)	(d)	(e)

Timothy J. O’Donovan(3)	SERP	25	$5,901,016	0
	Pension Plan	25	$1,071,080	0

Stephen L. Gulis, Jr.	SERP	21	$722,405	0
	Pension Plan	21	$423,019	0

Cheryl L. Johnson	Pension Plan(4)	1	$7,336	0

Blake W. Krueger	SERP(5)	14	$800,900	0
	Pension Plan	11	$283,020	0

Nicholas P. Ottenwess	SERP	19	$93,723	0
	Pension Plan	19	$240,350	0

James D. Zwiers	SERP(6)	9	$12,358	0
	Pension Plan	9	$81,244	0

(1)	For a narrative description of the material terms and conditions of the SERP and Pension Plan, see the Compensation Discussion and Analysis section.

(2)	These values are as of September 30, 2006, and are calculated assuming the participants will commence their benefits at age 65 (in the form of life-only annuities) and use the 1994 GAM Mortality Table and a 6.25% interest rate.

(3)	Mr. O’Donovan is the only named executive officer who is eligible to currently begin drawing early retirement benefits under the Pension Plan and SERP.

Under the Pension Plan, an executive who begins receiving payments after age 60 but before age 65 (normal retirement age) or Social Security Retirement Age receives a monthly benefit equal to the greatest of:

•	1.6% of average monthly compensation (highest four of the last 10 years) multiplied by years of benefit service reduced by .3333% (1/3 of 1%) for each month for which the benefit commencement date precedes normal retirement age offset by a monthly social security allowance reduced by .5555% (5/9 of 1%) for each month up to 60 that the benefit commencement date precedes the participants social security retirement age and by .2777% (5/18 of 1%) for any months more than 60 by which the benefit commencement date precedes the participant’s social security retirement age all of which is reduced pro rata if the participant has less than 30 years of benefit service.
•	$24 multiplied by the participant’s years of benefit service up to a maximum of 30 years reduced by .3333% (1/3 of 1%) for each month for which the benefit commencement date precedes normal retirement age.
•	2.4% (Messrs. O’Donovan, Gulis and Krueger) or 2.0% (Messrs. Ottenwess and Zwiers) of final average monthly compensation (highest four of the last ten years) multiplied by the Participants years of benefit service not in excess of 25 reduced by .3333% (1/3 of 1%) for each month for which the benefit commencement date precedes normal retirement age.

Under the SERP, a participant may elect to begin receiving a reduced benefit at or after age 55. The reduction factor is 0.333% for each month prior to age 60, and 0.1666% for each month between age 60 and age 65.

(4)	Ms. Johnson is not yet vested in the pension plan, but the amounts reflected assume that Ms. Johnson is fully vested in the pension plan.

(5)	The present value of Mr. Krueger’s accumulated benefit under the SERP has increased by $232,268 as a result of three additional service years granted to him under the SERP in recognition of his service as a member of Wolverine’s executive team for three years before becoming a participant in the SERP. The present value of Mr. Krueger’s benefit would be $568,632 if 11 service years is used.

(6)	Mr. Zwiers is not yet vested in the SERP, but the amounts reflected assume that Mr. Zwiers is fully vested in the SERP.

Director Compensation Table

The following table provides information concerning the compensation of directors for Wolverine’s last completed fiscal year.

Director Compensation

					Change in
	Fees				Pension
	Earned				Value and
	or			Non-Equity	Nonqualified
	Paid in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)(1)	($)(2)	($)(3)(4)	($)	Earnings	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Jeffrey M. Boromisa	—	$20,022	$43,364	0	0	0	$63,386
Donald V. Fites(5)	—	$24,667	—	0	0	0	$105,318
Alberto L. Grimoldi	—	$55,000	$22,192	0	0	0	$77,192
David T. Kollat	$63,500	$15,000	$22,192	0	0	0	$100,692
Brenda J. Lauderback	$42,000	$29,000	$22,192	0	0	0	$93,192
Phillip D. Matthews	$52,500	$32,500	$22,192	0	0	0	$107,192
David P. Mehney	—	$64,000	$22,192	0	0	0	$86,192
Shirley D. Peterson	$48,000	$15,000	$22,192	0	0	0	$85,192
Paul D. Schrage	$54,000	$15,000	$22,192	0	0	0	$91,192
Michael A. Volkema	$49,000	$15,000	$22,192	0	0	0	$86,192

(1)	Represents cash payments received by directors. Directors may defer director fees and receive phantom stock awards pursuant to the Deferred Compensation Plan.

(2)	Represents the dollar value of the shares of common stock that underlie the phantom stock units on the date of the award grant pursuant to the Deferred Compensation Plan described in the narrative below.

(3)	At the end of fiscal 2006, each director had the following number of securities underlying outstanding option awards, which number includes those awards reflected in this column:

Jeffrey M. Boromisa	7,682
Donald V. Fites	80,651
Alberto L. Grimoldi	51,114
David T. Kollat	59,303
Brenda J. Lauderback	7,986
Phillip D. Matthews	59,303
David P. Mehney	59,303
Shirley D. Peterson	16,549
Paul D. Schrage	59,689
Michael A. Volkema	11,849

(4)	The grant date fair value of each equity award computed in accordance with FAS 123R is the same as the amount recognized by Wolverine for financial statement reporting purposes in accordance with FAS 123R. For valuation assumptions, see the Stock Based Compensation Note of Wolverine’s Financial Statements for the fiscal year ended December 30, 2006.

(5)	Mr. Fites retired at the 2006 Annual Meeting of Stockholders.

Director Compensation

Wolverine pays each non-employee director an annual cash retainer of $30,000 plus $2,000 per day for attendance at each regular meeting of the Board of Directors and $1,000 per day for attendance at each committee meeting. In addition, Wolverine pays the chairperson of the Audit Committee an annual fee of $7,500 and the chairpersons of the Compensation and Governance Committees annual fees of $5,000. Wolverine also pays each non-employee director an annual equity retainer of $15,000 on the date of each April meeting of the Board of Directors. The equity retainer is in the form of a contribution deferred under the Amended and Restated Outside Directors’ Deferred Compensation Plan (the “Deferred Compensation Plan”). Directors who are also employees of Wolverine or any of its subsidiaries receive no annual cash or equity retainer and are not compensated for attendance at Board or committee meetings. Wolverine also pays director expenses associated with attending Board and committee meetings and other Wolverine matters (including spouse travel expenses in connection with strategic planning meetings every other year). Board members from time to time receive sample Wolverine products of nominal value for review and assessment. Board members are eligible to receive reimbursement for certain approved expenses relating to director education.

Mr. Matthews serves as Lead Director of Wolverine.  For his service as Lead Director, Mr. Matthews receives an annual fee of $60,000. These payments are in lieu of the annual director retainer fee of $30,000. Mr. Matthews receives the standard director fee for attendance at Board meetings and standard director stock options, but does not receive attendance fees for attending committee meetings.

Under Wolverine’s current director compensation program, each newly appointed or elected non-employee director is granted an option to purchase a number of shares of common stock equal to six times the annual cash retainer fee then in effect divided by the market price of Wolverine’s stock on the date of his or her initial election or appointment, and on the date of each annual meeting after his or her initial appointment or election, each non-employee director is granted an option to purchase a number of shares equal to three times the annual cash retainer fee then in effect divided by the market price of Wolverine’s stock on the annual meeting date. The exercise price of options granted is 100% of the market value of common stock on the date each option is granted. The term of each option may not exceed 10 years. Options were previously granted under the Amended and Restated Directors’ Stock Option Plan approved by stockholders in 2002. That plan was terminated upon the approval by stockholders of the Stock Incentive Plan of 2005 at the 2005 annual meeting, and the options are now granted under the Stock Incentive Plan of 2005.

In 2002, Wolverine adopted and the stockholders approved the Deferred Compensation Plan, a supplemental nonqualified deferred compensation plan for directors who are not employees of Wolverine or its subsidiaries. The Deferred Compensation Plan permits all non-employee directors to defer 25%, 50%, 75% or 100% of their directors’ fees. Amounts deferred and annual equity retainer amounts described above are credited on the books of Wolverine to an account established for that director as if the amounts had been invested to purchase shares of Wolverine common stock using the market price of common stock on the payment date of the next cash dividend (“Stock Units”). Stock Units are increased by a dividend equivalent based on dividends paid by Wolverine, the number of Stock Units credited to each director’s account and the market price of Wolverine’s common stock on the payment date of the cash dividend. The accumulated Stock Units in a director’s account under the plan are distributed in shares of Wolverine common stock in a single lump-sum or annual installments over a period of up to 10 years by converting each Stock Unit to one share of Wolverine common stock upon termination of service as a director or as of a date selected by the director. In 1996, under the former Director Retirement Plan, certain non-employee directors received an award of Stock Units that will be distributed in 10 annual installments beginning the month following termination of service as a director.

Upon a “change in control” as defined in the Deferred Compensation Plan, Wolverine common stock equal to the Stock Units credited to a director’s account will be distributed to the director in a single lump sum. For purposes of the Deferred Compensation Plan, “change in control” is defined as:

•	failure of the individuals who were directors at the time the Deferred Compensation Plan was adopted and those whose election or nomination to the Board was approved by three-quarters of the directors then still in office who were directors at the time the Deferred Compensation Plan was adopted, or whose election or nomination was so approved, to constitute a majority of the Board;

•	acquisition by certain persons or groups of 20% or more of the common stock or combined outstanding voting power (excluding certain transactions);

•	approval by the stockholders of a reorganization, merger or consolidation (excluding certain permitted transactions); or

•	approval by the stockholders of a complete liquidation or dissolution of Wolverine or the sale or disposition of all or substantially all of the assets of Wolverine (excluding certain permitted transactions).

Potential Payments Upon Termination or Change in Control

The following table summarizes the potential payments and benefits payable to each of Wolverine’s named executive officers upon termination of employment in connection with each of the triggering events set forth in the table below, assuming, in each situation, that the termination of employment took place on December 30, 2006.

Triggering Event and			Stephen L. Gulis,	Nicholas P.
Payments/Benefits	Timothy J. O’Donovan	Blake W. Krueger	Jr.	Ottenwess	James D. Zwiers	Cheryl L. Johnson(1)
Change in Control Termination(2)
Lump sum payment under Executive Severance Agreement(3)	$19,066,977	$12,892,208	$10,892,546	$4,274,235	$2,550,465	N/A
Benefits under Executive Severance Agreement(4)	$39,313	$38,184	$33,854	$31,868	$31,753	N/A
Lump sum payment under the SERP(5)	$11,982,989	$2,839,460	$2,697,663	$372,783	$53,115	N/A
Stock Incentive Plans	(6)	(6)	(6)	(6)	(6)	(6)
Death
SERP(5)(7)	$7,324,240	$1,086,574	$1,032,312	$142,653	$20,325	N/A
Pension Plan(8)	$53,132	$21,908	$41,967	$31,439	$15,052	$0
Stock Incentive Plans(9)	(9)	(9)	(9)	(9)	(9)	(9)
Disability
SERP(5)(10)	$727,241	$98,614	$113,612	$19,559	$3,614	N/A
Stock Incentive Plans(9)	(9)	(9)	(9)	(9)	(9)	(9)
Retirement
SERP(5)(11)	(11)	(11)	(11)	(11)	(11)	(11)
Pension Plan(11)	(11)	(11)	(11)	(11)	(11)	(11)
Stock Incentive Plans(9)	(9)	(9)	(9)	(9)	(9)	(9)

(1)	Ms. Johnson did not have an executive severance agreement with the Company in 2006. Ms. Johnson entered into an executive severance agreement with Wolverine in January 2007.

(2)	The payments and benefits are triggered after certain terminations of employment (except for termination due to death, retirement, disability and good reason) within two (Messrs. Ottenwess and Zwiers) or three (Messrs. O’Donovan, Krueger and Gulis) years following a change in control of Wolverine. The definition of “Change in Control” is discussed under the caption “Compensation Discussion and Analysis” under the heading “Elements of Compensation” under the subheading “Supplemental Executive Retirement Plan (SERP)” and under the heading “Change in Control Provisions.”

(3)	The lump sum payment under the Executive Severance Agreement is paid by Wolverine and is composed of the following:

•	Unpaid base salary, benefit awards (including both cash and stock) and bonus payments that have been earned.

•	In lieu of a bonus payment under the Annual Bonus Plan, an amount equal to the number of days the executive was employed by Wolverine in the year of termination divided by the number of days in the year multiplied by 100% of the greater of either (a) the bonus awarded to the executive under an Annual Bonus Plan for the preceding year or (b) the average paid to the executive over the preceding two-year period under an Annual Bonus Plan.

•	In lieu of payments under the LTIPs, an amount equal to the bonus the executive would have received based on actual and assumed earnings per share calculations and total shareholder return rankings, multiplied by the number of days the executive participated in the LTIPs to the termination, divided by the total number of days in the performance period.

•	Either two (Messrs. Ottenwess and Zwiers) or three (Messrs. O’Donovan, Gulis and Krueger) times the sum of the following:

•	The executive’s highest annual rate of base salary during the 12-month period prior to termination;

•	The greater of the average amount earned by the executive during the previous two years or the previous year under an Annual Bonus Plan; and

•	The greater of the average amount earned during the previous two years or the previous year under the LTIP.

•	100% of the positive spread for any options held by the executive whether or not vested.

•	An excise tax gross-up adjustment.

•	The present value of an additional three years of deemed service under the retirement plans.

(4)	Includes: (a) all employee benefit plans, programs or arrangements that the executive was entitled to participate in immediately prior to the termination date, and (b) outplacement services. These estimates assume that Wolverine would maintain the benefit plans for a period of one year after termination.

(5)	The SERP contains non-competition, confidentiality and non-solicitation provisions. The non-competition provision provides that the participant shall not be entitled to any benefit payment if, prior to the date on which such benefit payment is due, the participant has acquired any ownership interest in a competing business (other than an ownership interest consisting of less than 5% of a class of publicly traded securities), or has been employed as a director, officer, employee, consultant, adviser, partner or owner of a competing business. Under the confidentiality and non-solicitation provisions, each participant may not divulge any confidential information such as trade secrets, operating methods, the names of Wolverine customers and suppliers and the relations of Wolverine with such customers and suppliers. Additionally each participant must refrain from using or permitting the use of such information or confidences by any interests competitive with Wolverine, irrespective of whether or not the participant is then employed by Wolverine, and must refrain from inducing Wolverine’s employees to terminate employment with Wolverine or undertake employment with its competitors.

(6)	Upon a change in control of Wolverine, all of the named executive officers’ outstanding stock options become immediately exercisable in full and shall remain exercisable during the remaining term, regardless of whether he or she remains in the employ or service of Wolverine. The Compensation Committee may determine that one or all of the named executive officers shall receive cash in an amount equal to the positive spread amount. All other outstanding incentive awards of the named executive officers, including shares of restricted stock, become immediately and fully vested and nonforfeitable upon a change in control of Wolverine.

(7)	If an executive dies before beginning to receive benefits under the SERP, Wolverine must pay the executive’s beneficiary a lump sum death benefit equal to the present value of the benefit computed as if the participant had retired on the date of death, had begun receiving benefits at age 65 and had continued to receive benefits for the remainder of the participant’s life expectancy. If the participant dies after beginning to receive benefit payments, benefits cease unless the participant was receiving benefits in the form of a 50% joint and survivor annuity or had elected benefits in a form that provides for a continuation of benefits.

(8)	The Pension Plan provides a pre-retirement, vested participant a death benefit payable to the participant’s surviving spouse equal to the qualified pre-retirement survivor annuity as defined in the Internal Revenue Code (generally 50% of the participant’s accrued normal retirement benefit). This benefit is paid annually to the participant’s surviving spouse beginning when the participant would have turned 60 and continues for the life of the participant’s spouse. Awards in this row reflect the amount of such annual payment.

(9)	Under the 1993, 1995, 1997, 1999 and 2001 Stock Incentive Plans, upon death, disability or retirement of the named executive officer, the restrictions applicable to his or her shares of restricted stock shall terminate automatically with respect to that number of shares (rounded to the nearest whole number) equal to the total number of shares of restricted stock granted to him or her multiplied by the number of full months that have elapsed since the date of grant divided by the maximum number of full months of the restricted period (provided that the Compensation Committee may waive the restrictions on the remaining shares). Under the 2003 and 2005 Stock Incentive Plans, upon death, disability or retirement of the named executive officer, the restrictions applicable to the shares of restricted stock automatically terminate.

(10)	The SERP provides a disability benefit to an executive who becomes totally and permanently disabled equal to 60% of the normal retirement accrued benefit based upon years of service up to the date that the participant became disabled through the date the participant reaches age 65 (at which point, the participant would begin drawing full SERP benefits) or is no longer disabled. The disability benefit is paid by Wolverine annually in the form of a life annuity. Amounts in this row reflect the amount of such annual payment.

(11)	See the Pension Benefit Table and footnotes thereto.

Compensation Committee Report

Compensation Committee Report.  The Compensation Committee has reviewed and discussed with management the information provided under the heading “Compensation Discussion and Analysis.” Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Wolverine’s annual report on Form 10-K and proxy statement on Schedule 14A.

Respectfully submitted,

David T. Kollat, Phillip D. Matthews, David P. Mehney and Paul D. Schrage

Selection of Auditors

The Audit Committee has reappointed the firm of Ernst & Young LLP as independent auditors for the current fiscal year. As a matter of good corporate governance, the Audit Committee has determined to submit its appointment of Ernst & Young LLP to our stockholders for ratification. If this appointment is not ratified by the majority of shares present or represented at the annual meeting and entitled to vote on the matter, the Audit Committee will review its future selection of an independent registered public accounting firm.

Ernst & Young LLP, certified public accountants, has audited the financial statements of Wolverine and its subsidiaries for the fiscal year ended December 30, 2006. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

Audit Fees.  Ernst & Young LLP billed Wolverine $1,021,600 in fiscal 2006 and $898,965 in fiscal 2005 for the annual audit, reviews of the financial statements included in Wolverine’s Form 10-Q filings, audit of internal control over financial reporting, foreign statutory audits and consultations concerning account matters associated with the annual audit.

Audit-Related Fees.  Ernst & Young LLP billed Wolverine $39,950 in fiscal 2006 and $39,000 in fiscal 2005 for assurance and related services that were reasonably related to the performance of the audit or a review of the financial statements and that are not reported as Audit Fees above, including accounting research, employee benefit plan audits and access to an online research database service.

Tax Fees.  Ernst & Young LLP billed Wolverine $582,984 in fiscal 2006 and $633,033 in fiscal 2005 for tax compliance, advisory and planning services.

All Other Fees.  Ernst & Young LLP did not bill Wolverine in fiscal 2006 or fiscal 2005 for any services other than those described above.

Pre-Approval Policy.  Wolverine’s Audit Committee has adopted a policy under which all audit and non-audit services to be provided to Wolverine by Ernst & Young LLP require pre-approval by the Audit Committee. The Audit Committee provides categorical pre-approval before the beginning of each fiscal year for routine and recurring services provided by Ernst & Young LLP. Items in this category are pre-approved within specific service descriptions and budgets. All audit services, internal control-related services, and other services that are not within the specifically pre-approved service descriptions and budgets require engagement-specific pre-approval. With certain exceptions such as pre-approval of audit services, engagement-specific pre-approval may be delegated to one or more Audit Committee members. Any services approved by a designated Audit Committee member must be communicated to the full Audit Committee at its next regularly-scheduled meeting. The Audit Committee’s pre-approval policy also prohibits Ernst & Young LLP from providing any non-audit services that are prohibited by the SEC or the Public Company Accounting Oversight Board (“PCAOB”). All fees paid to Ernst & Young LLP for services performed in 2006 and 2005 were pre-approved pursuant to this policy.

Your Board of Directors recommends that you vote FOR ratification of the reappointment of Ernst & Young LLP.

Audit Committee Report

The Audit Committee of the Board of Directors consists of four directors who are independent under the standards adopted by the Board of Directors and applicable NYSE and SEC standards. The Audit Committee represents and assists the Board of Directors in fulfilling its oversight responsibility regarding the integrity of Wolverine’s financial statements and the financial reporting and accounting process, the systems of internal accounting and financial controls, the performance of the internal audit function and the independent auditors, the qualifications and independence of the independent auditors, the annual independent audit of Wolverine’s financial statements and compliance with legal and regulatory requirements. The Audit Committee is directly responsible in its capacity as a committee of the Board of Directors for appointing, retaining, compensating, overseeing, evaluating and terminating (if appropriate) Wolverine’s independent auditors. Wolverine’s management has primary responsibility for the financial statements and the financial reporting process, including the application of accounting and financial principles, the preparation, presentation and integrity of the financial statements, and the systems of internal controls and other procedures designed to promote compliance with accounting standards and applicable laws and regulations. Wolverine’s independent auditors are responsible for expressing an opinion on the conformity of Wolverine’s financial statements with generally accepted accounting principles and attesting to management’s assessment of internal control over financial reporting and to the effectiveness of internal control over financial reporting.

The Audit Committee has taken steps to provide assurances regarding Audit Committee composition and procedures, the independence of Wolverine’s outside auditors and the integrity of Wolverine’s financial statements and disclosures. These steps include: (i) adopting an Audit Committee Charter; (ii) adopting the Finance Ethics Code; (iii) implementing an Accounting and Auditing Complaint Procedure to allow employees, stockholders and the public to report concerns regarding Wolverine’s financial statements, internal controls and disclosures; (iv) establishing procedures for the Audit Committee to pre-approve all audit and nonaudit services provided by Wolverine’s independent auditors; and (v) increasing the number, frequency and length of Audit Committee meetings.

As part of its supervisory duties, the Audit Committee has reviewed Wolverine’s audited financial statements for the fiscal year ended December 30, 2006, and has discussed those financial statements with Wolverine’s management, internal financial staff, internal auditors and independent auditors, with and without management present. The Audit Committee has also reviewed and discussed the following with Wolverine’s management, financial staff, internal auditors and independent auditors, with and without management present:

•	accounting and financial principles and significant assumptions, estimates and matters of judgment used in preparing the financial statements;

•	allowances and reserves for accounts receivable, inventories and taxes;

•	accounting for acquisitions, pension plans and equity-based compensation plans;

•	goodwill impairment analysis; and

•	other significant financial reporting issues and practices.

The Audit Committee has discussed with Wolverine’s independent auditors the results of the independent auditors’ examinations and the judgments of the independent auditors concerning the quality, as well as the acceptability, of Wolverine’s accounting principles and such other matters that it is required to discuss with the independent auditors under applicable rules, regulations or generally accepted auditing standards, including the matters required to be discussed by the rules of the PCAOB. In addition, the Audit Committee has received from the independent auditors the written disclosures required by PCAOB rules and has discussed their independence from Wolverine and Wolverine’s management with them, including a consideration of the compatibility of nonaudit services with their independence, the scope of the audit and the scope of all fees paid to the independent auditors during the year. After and in reliance upon the reviews and discussions described above, the Audit Committee recommended to Wolverine’s Board of Directors that the audited financial statements for the fiscal year ended December 30, 2006, be included in Wolverine’s Annual Report on Form 10-K for the year then ended to be filed with the Securities and Exchange Commission.

Respectfully submitted,

David T. Kollat, Brenda J. Lauderback, Phillip D. Matthews and Michael A. Volkema

Related Matters

Compensation Committee Interlocks and Insider Participation

David T. Kollat, Phillip D. Matthews, David P. Mehney and Paul D. Schrage served as members of the Compensation during the last completed fiscal year and Donald V. Fites served on the Compensation Committee during the last completed fiscal year until his retirement in April 2006. None of the above members of the Compensation Committee were, during the fiscal year, an officer or employee of Wolverine or formerly an officer of Wolverine. As more fully described below, in 2006, Wolverine purchased promotional merchandise from Bullseye Group, LLC, which is partially owned by the son of Mr. Mehney.

Certain Relationships and Related Transactions

Wolverine has entered into agreements with Grimoldi, S.A., an Argentinean corporation of which Mr. Alberto Grimoldi, a director of Wolverine, is chairman and a 25% shareholder, granting to Grimoldi, S.A. the exclusive rights to distribute and sell footwear products in Argentina under the Hush Puppies®, Caterpillar® and Merrell® brand names. Under these agreements, Grimoldi, S.A. or its subsidiary pays Wolverine royalties and certain sublicense fees based on sales or purchases of footwear products in Argentina.

Under the agreements described above, Grimoldi, S.A. was obligated to pay to Wolverine royalties, sublicense fees and service fees relating to 2006 totaling $1,997,920.

In the ordinary course of business, Wolverine and its subsidiaries sell footwear for resale, samples, components of footwear products (such as leather and shoe soles), advertising materials and miscellaneous items to licensees, distributors and customers. In 2006, purchases of such items by Grimoldi, S.A. totaled $193,322 (including any applicable sublicense fees for products containing licensed proprietary technology).

All of the transactions described above occurred pursuant to continuing contractual arrangements between Wolverine and Grimoldi, S.A. Wolverine expects similar transactions to occur between Grimoldi, S.A. and Wolverine and its subsidiaries during 2007.

During 2002, Wolverine and Grimoldi, S.A. agreed to payment terms with respect to certain trade accounts owed by Grimoldi, S.A. to Wolverine. Grimoldi, S.A. executed a three-year note payable to Wolverine in the face amount of $635,761 bearing interest at 10 percent per annum. The note was paid in full in January 2006. The highest principal balance of the note between January 1, 2006 and December 31, 2006 was $40,520. Grimoldi, S.A. paid $477 in interest on the note during 2006.

In the ordinary course of its business, Wolverine purchases promotional merchandise for use in connection with the sale of its products. In 2006, Wolverine purchased promotional merchandise from Bullseye Group, LLC totaling $582,238. One third of Bullseye Group, LLC is owned by Daniel Mehney, the son of David P. Mehney, a director of Wolverine. Wolverine anticipates purchasing promotional materials from Bullseye Group, LLC in 2007.

Related Person Transactions Policy

Wolverine has adopted written policies and procedures regarding related person transactions. Such policies and procedures require the Governance Committee to review and either approve or disapprove of entry into any Interested Transactions (defined below). If advance approval of the Interested Transaction is not feasible, then it must be considered and, if the Governance Committee determines it to be appropriate, ratified at the Governance Committee’s next meeting.

An Interested Transaction is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, (2) Wolverine is a participant, and (3) any Related Person (defined below) has or will have a direct or indirect interest (other than solely as a result of being a director or less than ten percent beneficial owner of another entity). A Related Person is, any (a) person who is or was at any point during the last fiscal year for which Wolverine filed a Form 10-K and proxy statement, an executive officer, director or nominee for election as a director, (b) greater than five percent beneficial owner of Wolverine’s common stock, or (c) immediate family member of any of the foregoing. Immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

In determining whether to approve or ratify an Interested Transaction, the Governance Committee will take into account whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, the extent of the Related Person’s interest in the transaction and other factors that it deems relevant. No director shall participate in any discussion or approval of an Interested Transaction for which he or she is a Related Person, except to provide all material information to the Governance Committee. The following Interested Transactions are pre-approved under the policies and procedures:

•	any transaction with another company at which a Related Person’s only relationship is as an employee, director or beneficial owner of less than ten percent of that company’s shares, if the aggregate amount involved does not exceed the greater of $1,000,000, or two percent of that company’s total revenues.

•	any charitable contribution by Wolverine to a charitable organization where a Related Person is an employee, if the aggregate amount involved does not exceed the lesser of $100,000, or two percent of the charitable organization’s total annual receipts.

Wolverine’s policies and procedures for related party transactions were adopted in December 2006. All of the transactions described above were previously considered by the Governance Committee under Wolverine’s Director Independence Standards.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Wolverine’s directors and executive officers, and persons who beneficially own more than 10% of the outstanding shares of common stock, to file reports of ownership and changes in ownership of shares of common stock with the Securities and Exchange Commission. Directors, executive officers and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish Wolverine with copies of all Section 16(a) reports they file. Based on its review of the copies of such reports received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons for the 2006 fiscal year, Wolverine believes that its officers and directors complied with all applicable reporting requirements during Wolverine’s last fiscal year.

Stockholder Proposals

To be considered timely, any stockholder proposal intended to be presented at the Annual Meeting of Stockholders in 2008 (whether or not intended for inclusion in Wolverine’s proxy statement and proxy card relating to that meeting) must be received by Wolverine not later than November 15, 2007. Stockholder proposals intended for inclusion in Wolverine’s proxy statement and proxy card relating to that meeting should be made as described in SEC Rule 14a-8. You should address all stockholder proposals to the attention of the Secretary of Wolverine, 9341 Courtland Drive, N.E., Rockford, Michigan 49351.

Solicitation of Proxies

We will initially seek proxies by mail. Wolverine directors, officers and employees may also solicit proxies by telephone or facsimile or personally without additional compensation. Proxies may be solicited by nominees and other fiduciaries who may mail materials to or otherwise communicate with the beneficial owners of shares held by them. Wolverine will pay all costs of solicitation of proxies, including the charges and expenses of brokerage firms, banks, trustees or other nominees for forwarding proxy materials to beneficial owners. We have engaged Georgeson Inc. at an estimated cost of $6,500, plus expenses and disbursements, to assist in solicitation of proxies.

Appendix A

WOLVERINE WORLD WIDE, INC.

DIRECTOR INDEPENDENCE STANDARDS

The Board of Directors annually makes an affirmative determination of the independence of each Director, based upon the recommendation of the Governance Committee. A Director is independent if the Director meets each of the following standards unless the Board determines that the Director has a material relationship with Wolverine (either directly or as a partner, shareholder or officer of an organization that has a relationship with Wolverine) that is not of a nature addressed by these standards. For purposes of these standards, (a) “Wolverine” means Wolverine World Wide, Inc. and its consolidated subsidiaries and (b) “immediate family member” means a person’s spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

General Standards

1.	The Director is not, and in the past three years has not been, an employee of Wolverine.

2.	An immediate family member of the Director is not, and in the past three years has not been, employed as an executive officer of Wolverine.

3.	Neither the Director nor an immediate family member of the Director has received, during any twelve-month period within the last three years, any direct compensation from Wolverine in excess of $100,000, other than compensation for Board service, compensation received by the Director for former service as an interim Chairman, CEO or other executive officer, compensation received by the Director’s immediate family member for service as a non-executive employee of Wolverine, and pension and other forms of deferred compensation for prior service (provided that such compensation is not contingent in any way on continued service).

4.	(a) The Director is not a current employee or partner of a firm that is Wolverine’s internal or external auditor (“Company Auditor”).

(b)	Neither the Director nor an immediate family member of the Director in the past three years has been a partner or employee of a Company Auditor and personally worked on Wolverine’s audit within that time.

(c)	No immediate family member of the Director is (i) a current partner of a Company Auditor or (ii) a current employee of a Company Auditor who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice.

5.	Neither the Director nor an immediate family member of the Director is, or in the past three years has been, part of an interlocking directorate in which a current executive officer of Wolverine served on the compensation committee of another company where the Director or the Director’s immediate family member concurrently served as an executive officer.

6.	(a) The Director is not an employee, majority owner or person in control of another company that has made payments to, or received payments from, Wolverine for property or services in an amount which, in any of the last three fiscal years, exceeds the lesser of $250,000 or 10% of the other company’s consolidated gross revenues.

(b)	No immediate family member of the Director is an executive officer of another company that has made payments to, or received payments from, Wolverine for property or services in an amount which, in any of the past three fiscal years, exceeds the greater of $1 million or 2% of the other company’s consolidated gross revenues.

7.	The Director is not an executive officer, trustee or board member of a tax exempt organization to which Wolverine has made in the past three fiscal years contributions that, in any single fiscal year, exceeded the greater of $50,000 or 2% of the non-profit organization’s, foundation’s or educational institution’s consolidated gross revenues.

Any direct or indirect relationship between a Director and Wolverine that is not of a nature addressed by these standards will be reviewed by the Board on a case-by-case basis and any such relationship that is found to be material will preclude

A-1

the Director from being independent. In no event may a Director be determined to be independent under these standards if such Director does not qualify as independent under the applicable standards of the New York Stock Exchange.

Audit Committee Standards

In addition to meeting the General Standards set forth above, a Director is not considered independent for purposes of serving on the Audit Committee, and may not serve on that committee, if the Director: (1) receives, either directly or indirectly, any consulting, advisory or other compensatory fee from Wolverine World Wide, Inc. or any of its subsidiaries other than fees for service as a Director and fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with Wolverine or its subsidiaries (provided that such compensation is not contingent in any way on continued service); or (2) is an “affiliated person” of Wolverine World Wide, Inc. or any of its subsidiaries; each as determined in accordance with Securities and Exchange Commission regulations.

A-2

Appendix B

WOLVERINE WORLD WIDE, INC.

AMENDED AND RESTATED
EXECUTIVE SHORT-TERM INCENTIVE PLAN
(ANNUAL BONUS PLAN)

SECTION 1

Establishment of Plan; Purpose of Plan

1.1 Establishment of Plan.  The Company hereby establishes the AMENDED AND RESTATED EXECUTIVE SHORT-TERM INCENTIVE PLAN (ANNUAL BONUS PLAN) (the “Plan”), for its executive officers, senior corporate and divisional officers and other key employees. The Plan amends and restates the Wolverine World Wide, Inc. Amended and Restated Executive Short-Term Incentive Plan (Annual Bonus Plan) previously approved by the stockholders at the 2002 Annual Meeting of Stockholders. The Plan provides for the payment of bonuses to participants based upon the financial performance of the Company, or a Subsidiary, operating division or profit center of the Company, in a particular fiscal year or part thereof.

1.2 Purpose of Plan.  The purpose of the Plan is to motivate Participants to improve the Company’s profitability and growth by the attainment of carefully planned goals, promote initiative and cooperation with awards based on corporate and divisional performance and encourage outstanding individuals to enter and continue in the employ of the Company. Within that context, the Plan is intended to provide performance-based compensation under Section 162(m) of the Code and shall be interpreted and administered to achieve that purpose.

1.3 Effective Date.  The Plan is initially effective as of February 8, 2007. Adoption of the Plan by the Board and payment of Incentive Bonuses for Fiscal Year 2007 shall be contingent upon approval by the stockholders at the 2007 Annual Meeting of Stockholders or any adjournment thereof or at a Special Meeting of the Stockholders. In the absence of such approval, this Plan shall be void.

SECTION 2

Definitions

The following terms have the stated definitions unless a different meaning is plainly required by the context:

2.1 “Act” means the Securities Exchange Act of 1934, as amended.

2.2 “Beneficiary” means the individual, trust or other entity designated by the Participant to receive any amount payable with respect to the Participant under the Plan after the Participant’s death. A Participant may designate or change a Beneficiary by filing a signed designation with the Committee in a form approved by the Committee. A Participant’s will is not effective for this purpose. If a designation has not been completed properly and filed with the Committee or is ineffective for any other reason, the Beneficiary shall be the Participant’s Surviving Spouse. If there is no effective designation and the Participant does not have a Surviving Spouse, the remaining benefits, if any, shall be paid to the Participant’s estate.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Code” means the Internal Revenue Code of 1986, as amended.

2.5 “Committee” means the Compensation Committee of the Board or such other committee as the Board shall designate to administer the Plan. The Committee shall consist of at least 2 members and all of its members shall be “non-employee directors” as defined in Rule 16b-3 issued under the Act and “outside directors” as defined in the regulations issued under Section 162(m) of the Code.

2.6 “Company” means Wolverine World Wide, Inc., a Delaware corporation, and its successors and assigns.

2.7 “Fiscal Year” means the fiscal year of the Company for financial reporting purposes as the Company may adopt from time to time.

2.8 “Incentive Bonus” means an annual bonus awarded and paid to a Participant for services to the Company during a Fiscal Year that is based upon achievement of pre-established performance objectives by the Company, or a Subsidiary, operating division or profit center.

2.9 “Participant” means an executive officer, senior corporate or divisional officer or other key employee of the Company or its Subsidiaries who is designated as a Participant for a Fiscal Year.

2.10 “Performance” means the level of achievement by the Company or its Subsidiaries, operating divisions or profit centers of the financial performance criteria established by the Committee pursuant to Section 5.2.

2.11 “Subsidiary” means any company or other entity of which 50% or more of the outstanding voting stock or voting ownership interest is directly or indirectly owned or controlled by the Company or by one or more Subsidiaries of the Company.

2.12 “Surviving Spouse” means the spouse of the Participant at the time of the Participant’s death who survives the Participant. If the Participant and spouse die under circumstances which prevent ascertainment of the order of their deaths, it shall be presumed for the Plan that the Participant survived the spouse.

2.13 “Target Bonus” means the bonus goal established by the Committee for each Participant under Section 5.1(a).

SECTION 3

Administration

3.1 Power and Authority.  The Plan shall be administered by the Committee. The Committee may delegate recordkeeping, calculation, payment and other ministerial or administrative functions to individuals designated by the Committee, who may be employees of the Company or its Subsidiaries. Except as limited in the Plan, the Committee shall have all of the express and implied powers and duties set forth in the Plan and shall have full authority and discretion to interpret the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. Action may be taken by a written instrument signed by a majority of the members of the Committee and any action so taken shall be as effective as if it had been taken at a meeting. The Committee may make such other rules for the conduct of its business and may adopt such other rules, policies and forms for the administration, interpretation and implementation of the Plan as it deems advisable. All determinations, interpretations and selections made by the Committee regarding the Plan shall be final and conclusive.

3.2 Indemnification of Committee Members.  Neither any member or former member of the Committee nor any individual to whom authority is or has been delegated shall be personally responsible or liable for any act or omission in connection with the performance of powers or duties or the exercise of discretion or judgment in the administration and implementation of the Plan. Each individual who is or has been a member of the Committee, or delegated authority by the Committee, shall be indemnified and held harmless by the Company from and against any cost, liability or expense imposed or incurred in connection with any act or failure to act under the Plan. Each such individual shall be justified in relying on information furnished in connection with the Plan’s administration by any appropriate person or persons.

SECTION 4

Participation

4.1 Participation.  For each Fiscal Year, the Committee shall select the executive officers, senior corporate and divisional officers and other key employees who shall be the Participants for the Fiscal Year. The Committee may limit the number of executive officers, senior corporate and divisional officers and other key employees who will be Participants for a Fiscal Year. Officers and key employees shall be designated as Participants within the first 90 days of any Fiscal Year; provided, that an officer or key employee who is first employed by the Company or a Subsidiary during the Fiscal Year or who is assigned new duties during the Fiscal Year may be designated as a Participant for a performance period commencing on the date the officer or key employee assumes his or her new duties through the end of the Fiscal Year.

4.2 Continuing Participation.  Selection as a Participant for a Fiscal Year or part thereof by the Committee is limited to that Fiscal Year. An eligible executive officer, senior corporate or divisional officer or key employee will be a Participant for a Fiscal Year only if designated as a Participant by the Committee for such Fiscal Year.

SECTION 5

Performance Goals and Criteria

5.1 Selection of Criteria.  The Committee shall pre-establish performance goals for each Participant or group of Participants in the manner and within the time limits specified in this Section 5. For each Participant or group of Participants for each Fiscal Year or part thereof, the Committee shall specify:

(a) Target Bonus.  A Target Bonus, expressed as a percentage of the Participant’s base salary or a specified dollar amount;

(b) Incentive Bonus.  The Incentive Bonus levels, expressed as a percentage of the Target Bonus, that shall be paid to the Participant at specified levels of performance by the Company, division or profit center based on the criteria established by the Committee pursuant to Section 5.2;

(c) Performance Measurement.  The applicable measurement of Performance under Section 5.2; and

(d) Conditions on Incentive Bonus.  Any specific conditions under which an Incentive Bonus specified under subsection (b) above may be reduced or forfeited (but not increased).

The Incentive Bonus levels specified under subsection (b) above may be expressed either as (i) a matrix of percentages of the Target Bonus that will be paid at specified levels of the Performance or (ii) a mathematical formula that determines the percentage of the Target Bonus that will be paid at varying levels of Performance.

5.2 Measurement of Performance.  Performance of the Company and/or its Subsidiaries, operating divisions or profit centers shall be determined by reference to one or more of the following: net earnings, net earnings before taxes, operating income, revenues, net sales, net sales and other operating income, return on sales, return on equity, earnings per share, total stockholder return, economic value added measurements, return on assets, return on invested capital or any of the foregoing before or after the effect of acquisitions, divestitures, accounting changes, restructuring, or other special charges or extraordinary items. These factors could be measured against pre-determined levels or the Company’s relative performance when compared to a pre-established peer group.

5.3 Incentive Bonus Conditioned on Performance.  Payment of an Incentive Bonus to a Participant for a Fiscal Year or part thereof under this Plan shall be entirely contingent upon achievement of the Performance levels established by the Committee pursuant to this Section 5, the satisfaction of which is substantially uncertain when established by the Committee for the Fiscal Year or part thereof.

5.4 Time of Determination by Committee.  All determinations to be made by the Committee for a performance period pursuant to this Section 5 shall be made by the Committee during the shorter of the first 90 days of such performance period and the period ending on the date on which 25 percent of the performance period has elapsed.

5.5 Objective Standards.  An Incentive Bonus shall be based solely upon objective criteria, consistent with this Section 5, from which an independent third party with knowledge of the facts could determine whether the performance goal or range of goals is met and from that determination could calculate the Incentive Bonus to be paid. Although the Committee has authority to exercise reasonable discretion to interpret this Plan and the criteria it shall specify pursuant to this Section 5 of the Plan, it may not amend or waive such criteria after the shorter of the period ending on the 90th day of a performance period or the date on which 25 percent of the performance period has elapsed. The Committee shall have no authority or discretion to increase any Incentive Bonus or to construct, modify or apply the measurement of Performance in a manner that will directly or indirectly increase the Incentive Bonus for any Participant for any Fiscal Year above the amount determined by the applicable objective standards established within the time periods set forth in this Section. The Committee may exercise negative discretion to reduce or eliminate any Incentive Bonus.

SECTION 6

Determination and Payment of Incentive Bonuses

6.1 Committee Certification.  The Incentive Bonus for each eligible Participant for a Fiscal Year or part thereof shall be determined on the basis of the Target Bonus and Performance criteria established by the Committee pursuant to Section 5. The Committee shall determine, and shall certify in writing prior to payment of the Incentive Bonus, that the Company Performance for the Fiscal Year or part thereof satisfied the Performance criteria established by the Committee for the period. Approved minutes of the Committee shall constitute sufficient written certification for this purpose.

6.2 Eligibility for Payment.  The Incentive Bonus otherwise payable to a Participant for a Fiscal Year or part thereof shall be adjusted as follows:

(a) Retirement, Death or Total Disability.  If a Participant ceases to be a Participant before the end of any Fiscal Year and more than 6 months after the beginning of such Fiscal Year because of death, normal or early retirement under the Company’s retirement plan, as then in effect, or total disability under the Company’s long-term disability plan, an award shall be paid to the Participant or the Participant’s Beneficiary after the end of such Fiscal Year prorated as follows: the award, if any, for such Fiscal Year shall be equal to 100% of the Incentive Bonus that the Participant would have received if the Participant had been a Participant during the entire Fiscal Year, multiplied by the ratio of the Participant’s full months as a Participant during that Fiscal Year to the 12 months in that Fiscal Year. Notwithstanding the foregoing, the Committee shall have discretion to reduce or eliminate any Incentive Bonus otherwise payable pursuant to this Section 6.2(a).

(b) Reassignment of Duties.  If a Participant is reassigned employment duties before the end of any Fiscal Year, an award shall be paid to the Participant after the end of such Fiscal Year prorated as follows: the award shall be equal to 100% of the Incentive Bonus that the Participant would have received if the Participant had been a Participant during the entire Fiscal Year, multiplied by the ratio of the Participant’s full months as a Participant during the Fiscal Year prior to the reassignment to the 12 months in that Fiscal Year. If such Participant is designated as a Participant in his or her new position, an additional award shall be paid to the Participant after the end of such Fiscal Year prorated as follows: the award shall be equal to 100% of the Incentive Bonus that the Participant would have received if the Participant had been a Participant during the entire Fiscal Year, multiplied by the ratio of the Participant’s months as a Participant during that Fiscal Year after the reassignment (rounded up to the next full month) to the 12 months in that Fiscal Year.

(c) Other Termination.  If an employee ceases to be a Participant during any Fiscal Year, or prior to actual receipt of the award for a previous Fiscal Year, because of the Participant’s termination of employment for any reason other than described in Section 6.2(a), the Participant will not be entitled to any award for such Fiscal Year.

6.3 Maximum Incentive Bonus.  The Incentive Bonus for any Participant for a Fiscal Year under this Plan shall not, in any event, exceed $1,800,000.

6.4 Payment to Participant or Beneficiary.  The Incentive Bonus of each Participant shall be paid to the Participant, or the Beneficiary of any deceased Participant, by the Company as soon as feasible following final determination and certification by the Committee of the amount payable.

6.5 Manner of Payment.  Each Participant will receive his or her Incentive Bonus in cash.

SECTION 7

General Provisions

7.1 Benefits Not Guaranteed.  Neither the establishment and maintenance of the Plan nor participation in the Plan shall provide any guarantee or other assurance that an Incentive Bonus will be payable under the Plan.

7.2 No Right to Participate.  Nothing in this Plan shall be deemed or interpreted to provide a Participant or any non-participating employee any contractual right to participate in or receive benefits under the Plan. No designation of an employee as a Participant for all or any part of a Fiscal Year shall create a right to an Incentive Bonus under the Plan for any other Fiscal Year. There is no obligation of uniformity of treatment of employees, eligible officers or Participants under the Plan.

7.3 No Employment Right.  Participation in this Plan shall not be construed as constituting a commitment, guarantee, agreement or understanding of any kind that the Company or any Subsidiary will continue to employ any individual and this Plan shall not be construed or applied as an employment contract or obligation. Nothing in this Plan shall abridge or diminish the rights of the Company or any Subsidiary to determine the terms and conditions of employment of any Participant, officer or other employee or to terminate the employment of any Participant, officer or other employee with or without reason at any time.

7.4 No Assignment or Transfer.  Neither a Participant nor any Beneficiary or other representative of a Participant shall have any right to assign, transfer, attach or hypothecate any amount or credit, potential payment or right to future payments of any amount or credit or any other benefit provided under this Plan. Payment of any amount due or to become due under this Plan shall not be subject to the claims of creditors of the Participant or to execution by attachment or garnishment or any other legal or equitable proceeding or process.

7.5 No Limit on Other Compensation Arrangements.  Nothing contained in this Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements. A Participant may have other targets under other plans of the Company. However, no payment under any other plan or arrangement shall be contingent upon failure to attain the criteria for payment of an Incentive Bonus under this Plan.

7.6 Withholding and Payroll Taxes.  The Company shall deduct from any payment made under this Plan all amounts required by federal, state, local and foreign tax laws to be withheld and shall subject any payments made under the Plan to all applicable payroll taxes and assessments.

7.7 Incompetent Payee.  If the Committee determines that an individual entitled to a payment under this Plan is incompetent, it may cause benefits to be paid to another individual for the use or benefit of the Participant or Beneficiary at the time or times otherwise payable under this Plan in total discharge of the Plan’s obligations to the Participant or Beneficiary.

7.8 Governing Law.  The validity, construction and effect of the Plan shall be determined in accordance with the laws of the State of Michigan and applicable federal law.

7.9 Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the remaining provisions of the Plan shall not be affected and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

SECTION 8

Termination and Amendment

The Board may terminate the Plan at any time, or may from time to time amend the Plan as it deems proper and in the best interests of the Company. No amendment adopted after the shorter of the period ending on the 90th day of a performance period or the date on which 25 percent of a performance period has elapsed may directly or indirectly increase any Incentive Bonus for that Fiscal Year. Except as otherwise provided in this Plan and the applicable objective criteria established pursuant to this Plan for determining the amount of any Incentive Bonus for a Fiscal Year or part thereof, no Incentive Bonuses shall be payable for the Fiscal Year in which the Plan is terminated, or, if later, in which the termination is effective.

SECTION 9

Duration of the Plan

Subject to earlier termination by the Board, this Plan shall terminate without action by the Board as of the date of the first meeting of stockholders held in 2012, unless reapproved by the stockholders at such meeting or earlier. If reapproval occurs, the Plan will terminate as of the date of the first meeting of stockholders in the fifth year following reapproval or any subsequent reapproval. If the Plan terminates under this provision due to lack of reapproval by the stockholders, no Incentive Bonuses shall be awarded for the Fiscal Year in which the Plan terminates.

Appendix C

WOLVERINE WORLD WIDE, INC.

AMENDED AND RESTATED
EXECUTIVE LONG-TERM INCENTIVE PLAN
(3-YEAR BONUS PLAN)

SECTION 1

Establishment of Plan; Purpose of Plan

1.1 Establishment of Plan.  The Company hereby establishes the RESTATED AND AMENDED WOLVERINE WORLD WIDE, INC. EXECUTIVE LONG-TERM INCENTIVE PLAN (3-YEAR BONUS PLAN) (the “Plan”) for its executive officers and key management employees. The Plan amends and restates the Wolverine World Wide, Inc. Amended and Restated Executive Long-Term Incentive Plan (3-Year Bonus Plan) previously approved by the stockholders at the 2002 Annual Meeting of Stockholders. The Plan provides for the payment of bonuses to participants based upon the financial performance of the Company, or a Subsidiary, operating division or profit center, over a 3-year period or part thereof.

1.2 Purpose of Plan.  The purpose of the Plan is to encourage longer range strategic planning and not stress over-dependence on short-term performance which could hinder long-term increases in stockholder value and/or achievement of a strategic position and/or advantage in the marketplace, to encourage cooperation among all the units of the Company to foster a closer and more cooperative association and sense of teamwork and to encourage executive officers and key management individuals to enter and continue in the employ of the Company. Within that context, the Plan is intended to provide performance-based compensation under Section 162(m) of the Code and shall be interpreted and administered to achieve that purpose.

1.3 Effective Date.  The Plan is initially effective as of February 8, 2007. Adoption of the Plan by the Board and payment of Incentive Bonuses pursuant to this Plan shall be contingent upon approval of the Plan by the stockholders of the Company at the 2007 Annual Meeting of Stockholders or any adjournment thereof or at a Special Meeting of the Stockholders. In the absence of such approval, this Plan shall be void.

SECTION 2

Definitions

The following terms have the stated definitions unless a different meaning is plainly required by the context:

2.1 “Act” means the Securities Exchange Act of 1934, as amended.

2.2 “Beneficiary” means the individual, trust or other entity designated by the Participant to receive any amount payable with respect to the Participant under the Plan after the Participant’s death. A Participant may designate or change a Beneficiary by filing a signed designation with the Committee in a form approved by the Committee. A Participant’s will is not effective for this purpose. If a designation has not been completed properly and filed with the Committee or is ineffective for any other reason, the Beneficiary shall be the Participant’s Surviving Spouse. If there is no effective designation and the Participant does not have a Surviving Spouse, the remaining benefits, if any, shall be paid to the Participant’s estate.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Code” means the Internal Revenue Code of 1986, as amended.

2.5 “Committee” means the Compensation Committee of the Board or such other committee as the Board shall designate to administer the Plan. The Committee shall consist of at least 2 members and all of its members shall be “non-employee directors” as defined in Rule 16b-3 issued under the Act and “outside directors” as defined in the regulations issued under Section 162(m) of the Code.

2.6 “Company” means Wolverine World Wide, Inc., a Delaware corporation, and its successors and assigns.

2.7 “Fiscal Year” means the fiscal year of the Company for financial reporting purposes as the Company may adopt from time to time.

2.8 “Incentive Bonus” means a bonus awarded and paid to a Participant for services to the Company during a 3-year period that is based upon achievement of pre-established financial objectives by the Company, or a Subsidiary, operating division or profit center.

2.9 “Market Value” shall equal the closing market price of shares of common stock of the Company on the New York Stock Exchange (or any successor exchange that is the primary stock exchange for trading of common stock of the Company) on the date of grant or reference, or if the New York Stock Exchange (or any such successor) is closed on that date, the last preceding date on which the New York Stock Exchange (or any such successor) was open for trading and on which shares of common stock of the Company were traded.

2.10 “Participant” means an executive officer or key management employee of the Company or its Subsidiaries who is designated as a Participant for a 3-year period.

2.11 “Performance” means the level of achievement by the Company or its Subsidiaries, operating divisions or profit centers of the financial performance criteria established by the Committee pursuant to Section 5.3.

2.12 “Subsidiary” means any corporation or other entity of which 50% or more of the outstanding voting stock or voting ownership interest is directly or indirectly owned or controlled by the Company or by one or more Subsidiaries of the Company.

2.13 “Surviving Spouse” means the spouse of the Participant at the time of the Participant’s death who survives the Participant. If the Participant and spouse die under circumstances which prevent ascertainment of the order of their deaths, it shall be presumed for the Plan that the Participant survived the spouse.

2.14 “Target Bonus” means the bonus goal established by the Committee for each Participant under Section 5.2(a).

SECTION 3

Administration

3.1 Power and Authority.  The Plan shall be administered by the Committee. The Committee may delegate recordkeeping, calculation, payment and other ministerial or administrative functions to individuals designated by the Committee, who may be employees of the Company or its Subsidiaries. Except as limited in this Plan, the Committee shall have all of the express and implied powers and duties set forth in the Plan and shall have full authority and discretion to interpret the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. Action may be taken by a written instrument signed by a majority of the members of the Committee and any action so taken shall be as effective as if it had been taken at a meeting. The Committee may make such other rules for the conduct of its business and may adopt such other rules, policies and forms for the administration, interpretation and implementation of the Plan as it deems advisable. All determinations, interpretations and selections made by the Committee regarding the Plan shall be final and conclusive.

3.2 Indemnification of Committee Members.  Neither any member or former member of the Committee nor any individual to whom authority is or has been delegated shall be personally responsible or liable for any act or omission in connection with the performance of powers or duties or the exercise of discretion or judgment in the administration and implementation of the Plan. Each individual who is or has been a member of the Committee, or delegated authority by the Committee, shall be indemnified and held harmless by the Company from and against any cost, liability or expense imposed or incurred in connection with any act or failure to act under the Plan. Each such individual shall be justified in relying on information furnished in connection with the Plan’s administration by any appropriate person or persons.

SECTION 4

Participation

4.1 Participation.  For each 3-year period, the Committee shall select the executive officers and key management employees who shall be the Participants for the 3-year period. The Committee may limit the number of executive officers and key management employees who will be Participants for a 3-year period. Executive officers and key management employees shall be designated as Participants within the first 90 days of any 3-year period; provided, that an officer or key employee who is first employed by the Company or a Subsidiary during any 3-year period or who is assigned new duties during any 3-year period may be designated as a Participant for a performance period commencing on the date the officer or key employee assumes his or her new duties through the end of the 3-year period.

4.2 Continuing Participation.  Selection as a Participant for a 3-year period or part thereof by the Committee is limited to that 3-year period. An eligible executive officer or key management employee will be a Participant for a 3-year period only if designated as a Participant by the Committee for such 3-year period.

SECTION 5

Performance Goals and Criteria

5.1 Concept.  The primary concept of the Plan is to establish financial performance goals for each 3-year time period for the Company. The performance periods are overlapping, beginning every Fiscal Year and ending 3 full Fiscal Years later. The Plan provides for the payment of bonuses to participants based upon the financial performance of the Company over the 3-year period or part thereof.

5.2 Selection of Criteria.  The Committee shall pre-establish performance goals for each Participant or group of Participants in the manner and within the time limits specified in this Section 5. For each Participant or group of Participants for each 3-year period or part thereof, the Committee shall specify:

(a) Target Bonus.  A Target Bonus, expressed as a specified dollar amount or as a percentage of the Participant’s average annual earned salary;

(b) Incentive Bonus.  The Incentive Bonus levels, expressed as a percentage of the Target Bonus, that shall be paid to the Participant at specified levels of Performance by the Company based on the criteria established by the Committee pursuant to Section 5.3;

(c) Performance Measurement.  The applicable measurement of Performance under Section 5.3; and

(d) Conditions on Incentive Bonus.  Any specific conditions under which an Incentive Bonus specified under (b) above may be reduced or forfeited (but not increased).

The Incentive Bonus levels specified under (b) above may be expressed either as (i) a matrix of percentages of the Target Bonus that will be paid at specified levels of Performance or (ii) a mathematical formula that determines the percentage of the Target Bonus that will be paid at varying levels of Performance.

5.3 Measurement of Performance.  Performance of the Company and/or its Subsidiaries, operating divisions or profit centers shall be determined by reference to one or more of the following: net earnings, net earnings before taxes, operating income, revenues, net sales, net sales and other operating income, return on sales, return on equity, earnings per share, total stockholder return, economic value added measurements, return on assets, return on invested capital or any of the foregoing before or after the effect of acquisitions, divestitures, accounting changes, restructuring, or other special charges or extraordinary items. These factors could be measured against pre-determined levels or the Company’s relative performance when compared to a pre-established peer group.

5.4 Incentive Bonus Conditioned on Performance.  Payment of an Incentive Bonus to a Participant for a 3-year period or part thereof under this Plan shall be entirely contingent upon the Performance criteria established by the Committee pursuant to this Section 5, the satisfaction of which is substantially uncertain when established by the Committee for the 3-year period or part thereof.

5.5 Time of Determination by Committee.  All determinations to be made by the Committee for a 3-year period or part thereof pursuant to this Section 5 shall be made by the Committee during the shorter of the first 90 days of such performance period and the period ending on the date on which 25 percent of the performance period has elapsed.

5.6 Objective Standards.  An Incentive Bonus shall be based solely upon objective criteria, consistent with this Section 5, from which an independent third party with knowledge of the facts could determine whether the performance goal or range of goals is met and from that determination could calculate the Incentive Bonus to be paid. Although the

Committee has authority to exercise reasonable discretion to interpret this Plan and the criteria it shall specify pursuant to this Section 5 of the Plan, it may not amend or waive such criteria after the shorter of the period ending on the 90th day of a performance period or part thereof or the date on which 25 percent of the performance period has elapsed. The Committee shall have no authority or discretion to increase any Incentive Bonus or to construct, modify or apply the measurement of Performance in a manner that will directly or indirectly increase the Incentive Bonus for any Participant for any 3-year period or part thereof above the amount determined by the applicable objective standards established within the time periods set forth in this Section. The Committee may exercise negative discretion to decrease or eliminate any Incentive Bonus.

SECTION 6

Determination and Payment of Incentive Bonuses

6.1 Committee Certification.  The Incentive Bonus for each eligible Participant for a 3-year period or part thereof shall be determined on the basis of the Target Bonus and Performance criteria established by the Committee pursuant to Section 5. The Committee shall determine, and shall certify in writing prior to payment of any Incentive Bonus, that the Company Performance for the 3-year period or part thereof satisfied the Performance criteria established by the Committee for the period. Approved minutes of the Committee shall constitute sufficient written certification for this purpose.

6.2 Partial Period Performance Adjustments.  The Incentive Bonus otherwise payable to a Participant for a 3-year period or part thereof shall be adjusted as follows:

(a) Retirement, Death or Total Disability.  If a Participant ceases to be a Participant before the end of any 3-year period and more than 12 months after the beginning of such 3-year period because of death, normal or early retirement under the Company’s retirement plan, as then in effect, or total disability under the Company’s long-term disability plan, an award shall be paid to the Participant or the Participant’s Beneficiary after the end of such 3-year period prorated as follows: the award, if any, for such 3-year period shall be equal to 100% of the Incentive Bonus that the Participant would have received if the Participant had been a Participant during the entire performance period, multiplied by the ratio of the Participant’s full months as a Participant during that performance period to the total number of months in that performance period. The award, if any, shall only be made in the form of a cash payout. Notwithstanding the foregoing, the Committee shall have discretion to reduce or eliminate any Incentive Bonus otherwise payable pursuant to this Section.

(b) Reassignment of Duties.  If a Participant is reassigned employment duties before the end of any 3-year period, an award shall be paid to the Participant after the end of such 3-year period prorated as follows: the award shall be equal to 100% of the Incentive Bonus that the Participant would have received if the Participant had been a Participant during the entire performance period, multiplied by the ratio of the Participant’s full months as a Participant during that performance period prior to the reassignment to the total number of months in that performance period. If such Participant is designated as a Participant in his or her new position, an additional award shall be paid to the Participant after the end of such 3-year period prorated as follows: the award shall be equal to 100% of the Incentive Bonus that the Participant would have received if the Participant had been a Participant during the entire performance period, multiplied by the ratio of the Participant’s months as a Participant during that performance period after the reassignment (rounded up to the next full month) to the total number of months in that performance period.

(c) Other Termination.  If an employee ceases to be a Participant during any 3-year period(s), or prior to actual receipt of the award for a previous period because of the Participant’s termination of employment for any reason other than described in Section 6.2(a), the Participant will not be entitled to any award for such 3-year period. If a Participant continues in Wolverine’s employment but no longer is approved by the Committee to participate in future 3-year periods, the Participant shall be eligible for a prorated award determined in the same manner set forth in Section 6.2(a). Notwithstanding the foregoing, the Committee shall have discretion to reduce or eliminate any Incentive Bonus otherwise payable pursuant to this Section.

6.3 Maximum Incentive Bonus.  The Incentive Bonus for any Participant for a 3-year period shall not, in any event, exceed $1,800,000.

6.4 Payment to Participant or Beneficiary.  The Incentive Bonus of each Participant shall be paid to the Participant, or the Beneficiary of any deceased Participant, by the Company as soon as feasible following final determination and certification by the Committee of the amount payable.

6.5 Manner of Payment.  Unless the Committee determines otherwise, each Participant will receive his or her Incentive Bonus in cash. The Committee may, in its discretion, determine to pay all or part of a Participant’s Incentive Bonus in the form of stock (restricted or unrestricted). The Company will make the cash payment as soon as feasible following final determination and certification by the Committee of the amount payable.

6.6 Stock Payment.  The Committee may determine to pay all or part of an Incentive Bonus using restricted or unrestricted stock. In such a case, each Participant will receive a grant of stock under the Company’s existing stockholder approved plans on the same date the cash payment is made pursuant to Section 6.5. The number of shares of stock a Participant shall receive will equal the Incentive Bonus (or part thereof) divided by the Market Value of the Company’s common stock on the date of grant, rounded to the nearest whole share. Each award of stock shall be evidenced by a stock agreement containing such terms and conditions, including vesting schedules, consistent with the provisions of this Plan and the plan under which the stock is so awarded.

SECTION 7

General Provisions

7.1 Benefits Not Guaranteed.  Neither the establishment and maintenance of the Plan nor participation in the Plan shall provide any guarantee or other assurance that an Incentive Bonus will be payable under the Plan.

7.2 No Right to Participate.  Nothing in this Plan shall be deemed or interpreted to provide a Participant or any non-participating employee any contractual right to participate in or receive benefits under the Plan. No designation of an employee as a Participant for any 3-year period shall create a right to an Incentive Bonus under the Plan for any other 3-year period. There is no obligation of uniformity of treatment of employees, eligible officers or Participants under the Plan.

7.3 No Employment Right.  Participation in this Plan shall not be construed as constituting a commitment, guarantee, agreement or understanding of any kind that the Company or any Subsidiary will continue to employ any individual and this Plan shall not be construed or applied as an employment contract or obligation. Nothing in this Plan shall abridge or diminish the rights of the Company or any Subsidiary to determine the terms and conditions of employment of any Participant, officer or other employee or to terminate the employment of any Participant, officer or other employee with or without reason at any time.

7.4 No Assignment or Transfer.  Neither a Participant nor any Beneficiary or other representative of a Participant shall have any right to assign, transfer, attach or hypothecate any amount or credit, potential payment or right to future payments of any amount or credit or any other benefit provided under this Plan. Payment of any amount due or to become due under this Plan shall not be subject to the claims of creditors of the Participant or to execution by attachment or garnishment or any other legal or equitable proceeding or process.

7.5 No Limit on Other Compensation Arrangements.  Nothing contained in this Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements. A Participant may have other targets under other plans of the Company. However, no payment under any other plan or arrangement shall be contingent upon failure to attain the criteria for payment of an Incentive Bonus under this Plan.

7.6 Withholding and Payroll Taxes.  The Company shall deduct from any payment made under this Plan all amounts required by federal, state, local and foreign tax laws to be withheld and shall subject any payments made under the Plan to all applicable payroll taxes and assessments.

7.7 Incompetent Payee.  If the Committee determines that an individual entitled to a payment under this Plan is incompetent, it may cause benefits to be paid to another individual for the use or benefit of the Participant or Beneficiary at the time or times otherwise payable under this Plan in total discharge of the Plan’s obligations to the Participant or Beneficiary.

7.8 Governing Law.  The validity, construction and effect of the Plan shall be determined in accordance with the laws of the State of Michigan and applicable federal law.

7.9 Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the remaining provisions of the Plan shall not be affected and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

SECTION 8

Termination and Amendment

The Board may terminate the Plan at any time or may from time to time amend the Plan as it deems proper and in the best interests of the Company. No amendment adopted after the shorter of the period ending on the 90th day of a performance period or the date on which 25 percent of the performance period has elapsed may directly or indirectly increase the amount of any Incentive Bonus, or alter the objective criteria in a manner which will increase any Incentive Bonus, for that 3-year period or part thereof. Except as otherwise provided in this Plan and the applicable objective criteria established pursuant to this Plan for determining the amount of any Incentive Bonus for a 3-year period or part thereof, no Incentive Bonuses shall be payable for the 3-year period in which the Plan is terminated, or, if later, in which the termination is effective.

SECTION 9

Duration of the Plan

Subject to earlier termination by the Board, this Plan shall terminate without action by the Board as of the date of the first meeting of the stockholders in 2012 unless reapproved by the stockholders at that meeting or any earlier meeting. If reapproval occurs, the Plan will terminate as of the date of the first meeting of the stockholders in the fifth year following reapproval and each subsequent reapproval unless reapproved on or before the termination date. If the Plan terminates under this provision due to lack of reapproval by the stockholders, Incentive Bonuses shall be paid for the 3-year periods already commenced before the date of termination of the Plan, except for the 3-year period that initially began in the year the Plan terminates.

Wolverine World Wide, Inc.
9341 Courtland Drive, N.E.
Rockford, Michigan 49351

WOLVERINE WORLD WIDE, INC. 9341 Courtland Drive, N.E. Rockford, Michigan 49351 Wolverine World Wide, Inc. will be holding its Annual Meeting of Stockholders on April 19, 2007. The enclosed Notice of Annual Meeting provides information regarding the matters that are expected to be voted on at the meeting. Your vote is important to us. Even if you plan to attend the meeting, please read the enclosed materials and vote through the Internet, by telephone or by mailing the Proxy Card below. Telephone and Internet Voting. On the reverse side of this card are instructions on how to vote through the Internet or by telephone. Please consider voting through one of these methods. Your vote is recorded as if you mailed in your Proxy. We believe voting through the Internet or by telephone is convenient, and it also saves money. Thank you in advance for your participation in our 2007 Annual Meeting. Wolverine World Wide, Inc. D Please fold and detach card at perforation before mailing. D WOLVERINE WORLD WIDE, INC. PROXY 1. ELECTION OF DIRECTORS Nominees: (1) Jeffrey M. Boromisa (2) David T. Kollat (3) David P. Mehney (4) Timothy J. O’Donovan FOR all WITHHOLD all FOR all except (*) *(INSTRUCTION: To withhold authority to vote for any individual nominee, strike that nominee’s name in the list above.) Your Board of Directors Recommends that You Vote FOR ALL NOMINEES 2. Proposal to approve the Amended and Restated Executive Short-Term Incentive Plan (Annual Bonus Plan). FOR AGAINST ABSTAIN Your Board of Directors Recommends that You Vote FOR this Proposal 3. Proposal to approve the Amended and Restated Executive Long-Term Incentive Plan (3-Year Plan). FOR AGAINST ABSTAIN Your Board of Directors Recommends that You Vote FOR this Proposal 4. Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the current fiscal year. FOR AGAINST ABSTAIN Your Board of Directors Recommends that You Vote FOR this Proposal (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

WOLVERINE WORLD WIDE, INC. V O T E B Y T E L E P H O N E c/o National City Bank Have your proxy card available when you call Shareholder Services Operations the Toll-Free number 1-888-693-8683 using Locator 5352 a touch-tone phone and follow the simple P. O. Box 94509 instructions to record your vote. Cleveland, OH 44101-4509 V O T E B Y I N T E R N E T Have your proxy card available when you access the website http://www.cesvote.com, and follow the simple instructions to record your vote. V O T E B Y M A I L Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535300, Pittsburgh, PA 15253-9837. Mailed proxies must be received no later than April 19, 2007, at 10:00 a.m. Eastern Daylight Time. Vote by Telephone Vote by Internet Vote by Mail Call toll-free using a Access the website and Return your proxy touch-tone phone: cast your vote: in the postage-paid 1-888-693-8683 http://www.cesvote.com envelope provided. Vote 24 hours a day, 7 days a week! Your telephone or Internet vote must be received by 11:59 p.m. Eastern Daylight Time on April 18, 2007, to assure that it is counted in the final tabulation. PLEASE DO NOT VOTE BY MORE THAN ONE METHOD. THE LAST VOTE RECEIVED WILL BE THE OFFICIAL VOTE. DO NOT RETURN THIS PROXY IF YOU ARE VOTING BY THE INTERNET OR BY TELEPHONE. I This Proxy must be signed and dated below. D Please fold and detach card at perforation before mailing. D WOLVERINE WORLD WIDE, INC. PROXY This proxy is solicited on behalf of the Board of Directors. The undersigned stockholder hereby appoints Phillip D. Matthews and Timothy J. O’Donovan, and each of them, each with full power of substitution, proxies to represent the undersigned stockholder and to vote all shares of Common Stock of Wolverine World Wide, Inc. that the stockholder would be entitled to vote on all matters which come before the Annual Meeting of Stockholders to be held at the Company’s headquarters located at 9341 Courtland Drive, N.E., Rockford, Michigan, on Thursday, April 19, 2007, at 10 a.m. local time, and any adjournment of that meeting. If this Proxy is properly executed, the shares represented by this Proxy will be voted as specified. If no specification is made, the shares represented by this Proxy will be voted for the election of all nominees named on this Proxy as directors and for approval of the proposals identified on this Proxy. The shares represented by this Proxy will be voted in the discretion of the proxies on any other matters that may come before the meeting. Signature(s) Signature(s) Date: , 2007 IMPORTANT — Please sign exactly as your name(s) appears on this Proxy. When signing on behalf of a corporation, partnership, estate or trust, indicate title or capacity of person signing. If shares are held jointly, each holder must sign.